Exhibit 99.7

HAMMERHEAD RESOURCES INC.

Evaluation of Petroleum Reserves

Based on Constant Prices and Costs

As of December 31, 2020

HAMMERHEAD RESOURCES INC.

Evaluation of Petroleum Reserves

Based on Constant Prices and Costs

As of December 31, 2020

Prepared For:

Hammerhead Resources Inc.

2700, 525 – 8th Avenue SW

Calgary, Alberta

T2P 3G6

Prepared By:

McDaniel & Associates Consultants Ltd.

2000, 525 – 8th Avenue SW

Eighth Avenue Place, East Tower

Calgary, Alberta

T2P 1G1

November 2022

HAMMERHEAD RESOURCES INC.

TABLE OF CONTENTS

Covering Letter

Certificates of Qualification

Summary

Total Company Reserves and Net Present Value	Table A
Figures
Property Location Map
Company Share Sales Volumes
Cash Flow Summary
Reserves Distribution by Reserves Class and Product
Reserves and Net Present Value Distribution for Properties

F1 Summary

F1 Summary Tables
Summary of Oil and Gas Reserves	Table F1-1
Summary of Net Present Value of Future Net Revenue	Table F1-2
Total Future Net Revenue (Undiscounted)	Table F1-3
Future Net Revenue by Product Type	Table F1-4
Future Capital, Abandonment, Decommissioning and Reclamation Costs	Table F1-5

Summary of Price Forecasts

Evaluation Methodology

APPENDIX 1 Total Proved Reserves

Forecast of Production and Revenue Before Tax – Company Share	Table 1
Reserves and Net Present Value by Property	Table 2

APPENDIX 2 Proved Developed Producing Reserves

Forecast of Production and Revenue Before Tax – Company Share	Table 1
Reserves and Net Present Value by Property	Table 2

APPENDIX 3 Proved Undeveloped Reserves

Forecast of Production and Revenue Before Tax – Company Share	Table 1
Reserves and Net Present Value by Property	Table 2

APPENDIX 4 Summary of Reserve Estimates

Summary of Reserve Estimates	Reserve Estimates

APPENDIX 5 Company Interest Data

List of Interests and Burdens	Interest

November 11, 2022

Hammerhead Resources Inc.

2700, 525 – 8th Avenue SW

Calgary, Alberta

T2P 1G1

Attention:	Mr. Scott W. Sobie, President and Chief Executive Officer

Reference:	Hammerhead Resources Inc. Evaluation of Petroleum Reserves Constant Prices and Costs

Dear Sir:

Pursuant to your request, we have prepared an evaluation of the proved petroleum reserves and the net present values of these reserves for the petroleum interests of Hammerhead Resources Inc., hereinafter referred to as the “Company”, as of December 31, 2020. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with U.S. Securities Exchange Commission (SEC) standards. The completion date of our report is November 11, 2022. This report was prepared in accordance with guidelines specified in Item 1202(a)(8) of Regulation S-K and is to be used for inclusion in certain filings of the SEC.

The future net revenues and net present values presented in this report were calculated using constant prices and costs based on the average first-day-of-the-month petroleum product prices for the 12 months of 2020 with no inflation of operating or capital costs and were presented in Canadian dollars. All of the future net revenues and net present value estimates in this report are presented before income taxes. The future net revenues presented in this report may not necessarily represent the fair market value of the reserves estimates.

The properties evaluated in this report were indicated to include 100% of the Company’s petroleum interests in Canada. The Company’s principal crude oil properties are located in the Karr, Gold Creek and Simonette areas in the Province of Alberta.

2000, Eighth Avenue Place, East Tower, 525 – 8 Avenue SW, Calgary AB T2P 1G1 Tel: (403) 262-5506 Fax: (403) 233-2744

Hammerhead Resources Inc. Constant Prices and Costs	Page 2 November 11, 2022

The Company’s share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report. The location of the Company’s properties and a summary of the forecast production, net revenue and reserves distributions are presented graphically in the summary section. Tables summarizing the reserves, production and revenues for the various reserves classes are presented in Appendices 1 to 4. A summary of the Company’s interests and burdens in each property is presented in Appendix 5. Discussions of the assumptions and methodology employed to prepare the reserves estimates and future revenue forecasts are also contained in the “Evaluation Methodology” section.

In preparing this report, we relied upon factual information including ownership, technical well data, production, prices, revenues, operating costs, capital costs, contracts, and other relevant data from public sources as well as non-public data supplied by the Company. The extent and character of all factual information supplied by the Company were relied upon by us in preparing this report and has been accepted as represented without independent verification. We have relied upon representations made by the Company as to the completeness and accuracy of the data provided and that no material changes in the performance of the properties has occurred nor is expected to occur, from that which was projected in this report, between the date that the data was obtained for this evaluation and the date of this report, and that no new data has come to light that may result in a material change to the evaluation of the reserves presented in this report. We used all methods and procedures as it considered necessary under the circumstances to prepare the report. Assumptions, data, methods and procedures are appropriate for the purpose served by the report.

The reserves estimates presented in this report were prepared on the basis of an overall evaluation of the reserves of the Company. The reserves estimates for all properties evaluated in the report meet the requirements for reasonable certainty in Rule 4-10(a)(24) of Regulation S-X.

Hammerhead Resources Inc. Constant Prices and Costs	Page 3 November 11, 2022

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the effective date of the evaluation and the date of this report were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.
APEGA PERMIT NUMBER: P3145

/s/ Michael J. Verney	/s/ Steven W. Carmichael
Michael J. Verney, P.Eng.	Steven W. Carmichael, P.Eng.
November 11, 2022	November 11, 2022

/s/ Josée C. Arpin	/s/ David G. Jenkinson
Josée C. Arpin, P.Eng.	David G. Jenkinson, P.Geol.
November 11, 2022

MJV/SWC/JCA/DGJ:jep
[22-0155]

CERTIFICATE OF QUALIFICATION

I, Michael Verney, Petroleum Engineer of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Executive Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2020”, dated November 11, 2022, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.

That I attended the Queen’s University in the years 2002 to 2006 and that I graduated with a Bachelor of Science degree in Civil Engineering and a Bachelor of Arts degree in Economics, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 90680

Calgary, Alberta

Dated: November 11, 2022

CERTIFICATE OF QUALIFICATION

I, Steven W. Carmichael, Petroleum Engineer of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am a Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2020”, dated November 11, 2022, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.

That I attended the University of Calgary in the years 1999 to 2003 and that I graduated with a Bachelor of Science degree in Mechanical Engineering, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta; that I am a member of the Society of Petroleum Engineers and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 69935

Calgary, Alberta

Dated: November 11, 2022

CERTIFICATE OF QUALIFICATION

I, Josée C. Arpin, Petroleum Engineer of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Evaluation Engineer of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2020”, dated November 11, 2022, and that I was involved in the preparation of this report.

2.

That I attended the University of Calgary in the years 2012 to 2017 and that I graduated with a Bachelor of Science in Oil and Gas Engineering, and that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of four years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 205608

Calgary, Alberta

Dated: November 11, 2022

CERTIFICATE OF QUALIFICATION

I, David G. Jenkinson, Petroleum Geologist of 2000, 525 - 8th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Executive Vice President for McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Hammerhead Resources Inc., the report entitled “Hammerhead Resources Inc., Evaluation of Petroleum Reserves, Based on Constant Prices and Costs, As of December 31, 2020”, dated November 11, 2022 and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.

That I attended the University of Saskatchewan in the years 2000 to 2004, graduating with a Bachelor of Science degree in Geology; that I am a registered Professional Geologist with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of Hammerhead Resources Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of Hammerhead Resources Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

APEGA ID 81046

Calgary, Alberta

Dated: November 11, 2022

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Total Company Reserves and Net Present Value Constant Prices and Costs as of December 31, 2020 Total Company	Table A

	PDP	PNP	PUD	TP
Crude Oil (Mbbl)
Working Interest Volume	8,820.3	—	23,317.5	32,137.8
Royalty Interest Volume	—	—	—	—
Net Volume	8,098.3	—	21,881.8	29,980.1
Natural Gas (MMcf)
Working Interest Volume	162,996.2	—	265,844.4	428,840.5
Royalty Interest Volume	—	—	—	—
Net Volume	153,787.8	—	252,552.1	406,339.9
Condensate (Mbbl)
Working Interest Volume	99.0	—	—	99.0
Royalty Interest Volume	—	—	—	—
Net Volume	65.6	—	—	65.6
Natural Gas Liquids (Mbbl) (1)
Working Interest Volume	4,993.1	—	8,223.1	13,216.2
Royalty Interest Volume	—	—	—	—
Net Volume	4,412.0	—	7,647.9	12,059.9
Total (MBOE) (2)
Working Interest Volume	41,078.5	—	75,848.0	116,926.5
Royalty Interest Volume	—	—	—	—
Net Volume	38,207.2	—	71,621.7	109,828.9
Net Present Value Before Tax (M$)
0.0%	243,591.9	—	41,486.1	285,078.0
5.0%	237,019.8	—	-12,162.7	224,857.1
10.0%	220,482.6	—	-46,241.8	174,240.8
15.0%	204,722.6	—	-67,164.9	137,557.7
20.0%	191,241.6	—	-79,495.9	111,745.7
$/BOE Before Tax (3)
0.0%	5.93	—	0.55	2.44
5.0%	5.77	—	-0.16	1.92
10.0%	5.37	—	-0.61	1.49
15.0%	4.98	—	-0.89	1.18
20.0%	4.66	—	-1.05	0.96
Net Present Value After Tax (M$)
0.0%	243,591.9	—	41,486.1	285,078.0
5.0%	237,019.8	—	-12,162.7	224,857.1
10.0%	220,482.6	—	-46,241.8	174,240.8
15.0%	204,722.6	—	-67,164.9	137,557.7
20.0%	191,241.6	—	-79,495.9	111,745.7

(1)	Natural Gas Liquids volumes do not include Condensate.
(2)

Barrels of Oil Equivalent based on 6:1 for Natural Gas, 1:1 for Condensate and C5+, 1:1 for Ethane,1:1 for Propane, 1:1 for Butanes. BOE’s may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

(3)	NPV/BOE based on Company Share BOE reserves.

22-0155	2022-09-02 3:18:26 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Company Share Sales Volumes Constant Prices and Costs as of December 31, 2020 Total Reserves Total Company

Crude Oil (Mbbl/day)
Natural Gas (MMcf/day)
Condensate (bbl/day)
NGL (bbl/day)
BOE (MBOE/day)
PDP
TP
100
10
1
0.1
1,000
10,000
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035

Historical production data is estimated based on the company share interest as of the reference date.

22-0155	2022-09-02 3:18:22 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Cash Flow Summary Constant Prices and Costs as of December 31, 2020 Total Reserves Total Company Company Share Revenue (MM$)

Net Operating Income (MM$)

Total Capital (MM$)

Future Net Revenue Before Tax (MM$)

22-0155	2022-09-02 3:18:22 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Reserves Distribution by Reserves Class and Product Constant Prices and Costs as of December 31, 2020 Total Reserves Total Company Reserves Distribution by Reserves Class

Reserves Distribution by Product

Total Proved Reserves

(1)	Distribution percentages may not add up to 100% due to rounding.

22-0155	2022-09-02 3:18:22 PM

Prices: YE2019 SEC Prices Eff. Date: December 31, 2019 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value Distribution for Properties Constant Prices and Costs as of December 31, 2019 Total Proved Reserves Total Company Top Properties by 10% NPV

Top Crude Oil Properties by Volume	Top Natural Gas Properties by Volume	Top Condensate Properties by Volume

(1)	Distribution percentages may not add up to 100% due to rounding.

22-0163	2022-09-07 8:25:57 AM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Summary of Oil and Gas Reserves Constant Prices and Costs as of December 31, 2020 Total Reserves Total Company	Table F1-1

Reserves

	Light & Medium Oil		Heavy Oil		Tight Oil
Reserves Category	Gross (1) (Mbbl)	Net (2) (Mbbl)	Gross (1) (Mbbl)	Net (2) (Mbbl)	Gross (1) (Mbbl)	Net (2) (Mbbl)
Proved
Developed Producing	—	—	—	—	8,820.3	8,098.3
Developed Non-Producing	—	—	—	—	—	—
Undeveloped	—	—	—	—	23,317.5	21,881.8
Total Proved	—	—	—	—	32,137.8	29,980.1

	Conventional Natural Gas		Shale Gas		Natural Gas Liquids (3)
Reserves Category	Gross (1) (MMcf)	Net (2) (MMcf)	Gross (1) (MMcf)	Net (2) (MMcf)	Gross (1) (Mbbl)	Net (2) (Mbbl)
Proved	—	—
Developed Producing	—	—	162,996.2	153,787.8	5,092.1	4,477.6
Developed Non-Producing	—	—	—	—	—	—
Undeveloped	—	—	265,844.4	252,552.1	8,223.1	7,647.9
Total Proved			428,840.5	406,339.9	13,315.2	12,125.5

(1)	Gross reserves are working interest reserves before royalty deductions.
(2)	Net reserves are working interest reserves after royalty deductions plus royalty interest reserves.
(3)	Natural Gas Liquids include Condensate volumes.

22-0155	2022-09-02 3:18:35 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Summary of Net Present Value of Future Net Revenue Constant Prices and Costs as of December 31, 2020 Total Reserves Total Company	Table F1-2

Net Present Values of Future Net Revenue

	Before Income Taxes Discounted at (%/year)					After Income Taxes Discounted at (%/year)					Unit Value Before Tax @10.0% (1) ($/BOE)
Reserves Category	@0.0% (M$)	@5.0% (M$)	@10.0% (M$)	@15.0% (M$)	@20.0% (M$)	@0.0% (M$)	@5.0% (M$)	@10.0% (M$)	@15.0% (M$)	@20.0% (M$)
Proved
Developed Producing	243,591.9	237,019.8	220,482.6	204,722.6	191,241.6	243,591.9	237,019.8	220,482.6	204,722.6	191,241.6	5.77
Developed Non-Producing	—	—	—	—	—	—	—	—	—	—	—
Undeveloped	41,486.1	-12,162.7	-46,241.8	-67,164.9	-79,495.9	41,486.1	-12,162.7	-46,241.8	-67,164.9	-79,495.9	-0.65
Total Proved	285,078.0	224,857.1	174,240.8	137,557.7	111,745.7	285,078.0	224,857.1	174,240.8	137,557.7	111,745.7	1.59

(1)	The unit values are based on net reserve volumes.

22-0155	2022-09-02 3:18:35 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Total Future Net Revenue (Undiscounted) Constant Prices and Costs as of December 31, 2020 Total Reserves Total Company	Table F1-3

Reserves Category	Revenue (1) M$	Royalties (2) M$	Operating Costs M$	Development Costs M$	ADR Costs M$	Future Net Revenue Before Income Taxes M$	Income Taxes M$	Future Net Revenue After Income Taxes M$
Total Proved Reserves	2,847,838	139,000	1,558,885	824,988	39,887	285,078	—	285,078

(1)	Includes all product revenues and other revenues as forecast.
(2)	Royalties include any net profits interests paid, as well as the Saskatchewan Corporation Capital Tax Surcharge.

22-0155	2022-09-02 3:18:35 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Future Net Revenue by Product Type Constant Prices and Costs as of December 31, 2020 Total Reserves Total Company	Table F1-4

Reserves Category	Product Type	Future Net Revenue Before Income Taxes (discounted @ 10%) M$	Unit Value (1) $/Mcf $/bbl
Total Proved Reserves	Tight Oil (Including Solution Gas and By-products)	170,129	5.67
	Shale Gas (Including By-products)	4,112	0.50
	Total	174,241

(1)	Unit values are calculated using the 10% discount rate divided by the Major Product Type Net reserves for each group.

22-0155	2022-09-02 3:18:35 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Future Capital, Abandonment, Decommissioning and Reclamation Costs Constant Prices and Costs as of December 31, 2020 Total Reserves Total Company	Table F1-5

	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	Remaining	Total
Development Cost Forecast (M$)
Total Proved
Undiscounted	57,688	153,600	150,500	212,450	227,950	2,400	2,400	2,400	2,400	2,400	2,160	1,920	1,680	1,440	1,200	2,400	824,988
Discounted @ 10.0%	54,100	131,175	117,015	152,924	149,425	1,415	1,287	1,170	1,063	967	791	639	508	396	300	498	613,673
Abandonment, Decommissioning and Reclamation Cost Forecast (M$)
Total Proved
Undiscounted	—	—	300	—	—	—	—	—	—	—	—	—	—	—	240	39,347	39,887
Discounted @ 10.0%	—	—	235	—	—	—	—	—	—	—	—	—	—	—	61	3,422	3,718

22-0155	2022-09-02 3:18:36 PM

McDaniel & Associates Consultants Ltd.

December 31, 2020 Constant Product Price Schedule

Crude Oil Prices
West Texas Intermediate ($U.S./bbl) (1)	39.54
Edmonton Light Crude ($Cdn./bbl) (1)	45.56
Natural Gas
U.S. Henry Hub ($U.S./MMBtu) (1)	2.00
AECO Spot ($Cdn./MMBtu) (1)	2.23
Natural Gas Liquids (Edmonton Reference Price $Cdn./bbl)
Propane Edmonton (2)	16.25
Field Butane Edmonton (2)	23.25
Natural Gasolines & Condensate (2)	49.92
Exchange Rate (1)
$US/$CAN	0.74

1)	Based on the average first-day-of-the-month price for the previous 12 months.
2)	Based on average to benchmark prices.

C201231

HAMMERHEAD RESOURCES INC.

Evaluation of Petroleum Reserves

Based on Constant Prices and Costs

As of December 31, 2020

Evaluation Methodology

INTRODUCTION

Estimates of the proved petroleum reserves and the associated net present values before income taxes attributable to the properties of the Company have been presented in this report as of December 31, 2020. Reserves estimates were prepared for three properties in which the Company was indicated to have an interest in Western Canada based on detailed studies of the reservoir and performance characteristics as well as historical revenues and costs.

The basic information employed in the preparation of this report was obtained from the Company’s files, public sources and from our own non-confidential files. A field inspection of the properties was not conducted in view of the generally accepted reliability of the data sources for Western Canadian properties.

The effective date of this report is December 31, 2020. The reserves estimates presented herein were based upon a number of factors and assumptions, including the operating and economic conditions and development status as of that date except for changes planned for the immediate future or in the process of implementation, commodity prices, future operating and capital costs, availability of future capital, and the assumed effects of regulation by governmental agencies, including with respect to royalty payments, all of which may vary considerably from actual results. The reserves estimates and future net revenue forecasts have been prepared and presented in accordance with U.S. Securities Exchange Commission (SEC) standards. As of December 31, 2020, there are no proved undeveloped reserves that will remain undeveloped for five years or more. A brief review of the methodology employed in arriving at the reserves and net present value estimates is presented in this section.

RESERVES ESTIMATES

There are numerous uncertainties inherent in estimating economically recoverable quantities of oil, NGLs and natural gas reserves, including many factors beyond our control. All oil, NGLs and natural gas reserve estimates are uncertain to some degree, and classifications of oil, NGLs and natural gas reserves are only attempts to define the degree of uncertainty involved. For those reasons, estimates of the quantity of oil, NGLs and natural gas economically recoverable from a group of properties and the classification of such oil, NGLs and natural gas reserves, when prepared by different engineers or by the same engineers at different times, may vary substantially. Additionally, estimates with respect to oil, NGLs and natural gas reserves are often based upon volumetric calculations and upon analogy to similar types of reserves, rather than upon actual production history. Oil, NGLs and natural gas reserve estimates based on these methods are generally less reliable than those based on actual production history. Subsequent evaluation of the same reserves based upon production history will result in variations in the estimated reserves and these variations may be material.

Hammerhead Resources Inc. Constant Prices and Costs	Page 2 November 11, 2022

Crude Oil

The crude oil reserves estimates presented in this report were based on a review of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the original oil in-place were based on individual well petrophysical interpretations, geological studies of pool configurations, and in some cases on published estimates. In those cases where indicative oil production decline and/or increasing gas-oil and oil cut trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. Where definitive production information was not yet available, the reserves estimates were usually volumetrically determined using recovery factors based on analogy with similar wells or reservoirs or on estimates of recovery efficiencies. The cumulative production figures were taken from published sources or from records of the Company and estimated for those recent periods where such data were not available.

Natural Gas and Products

The natural gas reserves estimates for non-associated gas and gas cap pools were based on a study of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the initial gas in-place were based on individual well petrophysical interpretations, geological studies of the pools and areas, and in some cases on published estimates. Material balance estimates of the initial gas in-place were employed where sufficient information was available for a reliable estimate. The reserves recoverable from the currently producing properties were estimated from studies of production performance characteristics and/or reservoir pressure histories. In those cases where indicative gas production decline and/or increasing oil-gas ratio and water-gas ratio trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. In cases of competitive drainage in multi-well pools the reserves were based on an analysis of the relevant factors relating to the future pool depletion by existing and possible future wells. The recovery factors for the non-producing properties were estimated from a consideration of test rates, reservoir pressures and by analogy with similar wells or reservoirs.

Natural gas reserves estimates for solution gas production from producing crude oil properties were based on an analysis of producing gas-oil ratios and existing sales gas recoveries. Solution gas reserves were assigned to non-producing oil properties where there was a likelihood of those reserves being recovered and sold from existing facilities or facilities that are expected to be available in the near future.

The natural gas products reserves estimates for the producing properties were based on historical and anticipated future recoveries of these products from the natural gas reserves. The natural gas products recoveries from the non-producing natural gas reserves were estimated from gas analyses, well test information and from analogy with similar reservoirs. Natural gas products reserves were only assigned to non-producing properties in those cases where there was a likelihood that the gas production would be processed through existing facilities capable of extracting these products or where such a facility will be available in the near future.

Hammerhead Resources Inc. Constant Prices and Costs	Page 3 November 11, 2022

SEC RESERVES DEFINITIONS

The proved reserves and net present values estimates presented in this report were prepared to comply with the United States Securities and Exchange Commission (SEC) reserves definitions.

Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i)	The area of the reservoir considered as proved includes:

a.	The area identified by drilling and limited by fluid contacts, if any, and

b.

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

a.

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

Hammerhead Resources Inc. Constant Prices and Costs	Page 4 November 11, 2022

b.	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty.

Hammerhead Resources Inc. Constant Prices and Costs	Page 5 November 11, 2022

Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

NET PRESENT VALUE ESTIMATES

The net present values of the petroleum reserves were obtained by employing future production and revenue analyses. The future crude oil production was generally predicated on the anticipated performance characteristics of the individual wells and reservoirs in question. The future natural gas production was also predicated on the anticipated performance characteristics of the individual wells and reservoirs in question with an allowance for any gas sales contract or gas processing facility restrictions. In those areas where shut-in natural gas reserves exist, the commencement of production was based on the proximity to a pipeline connection and the relevant factors relating to the future marketing of the reserves. The future production of gas-cap reserves was assumed to occur near the end of the oil producing life. Solution gas production was based on the forecast of the oil producing rates and current and forecast sales gas-oil ratios. The natural gas products production forecasts were based on the anticipated recoveries of these products from the produced natural gas.

The Company’s share of future crude oil revenue was derived by employing the Company’s share of production and the indicated reference crude oil price less the historical quality and transportation price differential for each respective field. The initial benchmark price for Edmonton Light Crude Oil was $45.56CAD/bbl, with average realized prices after adjustments for location and quality differentials of $45.03CAD/bbl on a Total Proved basis. The indicated natural gas prices with an adjustment for the heating value of the gas were employed to calculate the Company’s share of future natural gas revenues. The indicated reference natural gas products prices with adjustments to reflect historical price differentials realized by the Company in each respective property were employed to calculate the Company’s share of future natural gas products revenues. The initial benchmark price for AECO Spot was $2.23CAD/MMbtu and the average realized gas price was $2.45CAD/MMBtu on a Total Proved basis. Royalties and mineral taxes payable to the Crown were estimated based on the methods in effect as of December 31, 2020. Freehold and overriding royalties payable to others were estimated based on the indicated applicable rates. In those cases where a proportionate share of the natural gas gathering and processing charges were indicated to be payable by the Crown or royalties owned by others, these charges have been deducted in determining the net royalties payable.

Hammerhead Resources Inc. Constant Prices and Costs	Page 6 November 11, 2022

In all cases, estimates of the applicable capital expenditures and operating costs with no allowance for inflation were deducted in arriving at the Company’s share of future net revenues. An allowance for future abandonment, decommissioning and reclamation (ADR) costs were included in this report. ADR costs related to the proved undeveloped reserves presented in the report have been included. ADR costs include but are not limited to items such as: producing wells, suspended wells, service wells, gathering systems, facilities, and surface land development. These costs and their respective timing have been supplied and represented by the Company and incorporated into this report without review. The ADR costs were included for all company properties. The net present values were then obtained by employing 5, 10, 15 and 20 percent nominal annual discount rates compounded monthly.

The Company’s share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report.

The information relating to estimated proved reserves of the petroleum reserves contained in this report has been prepared in accordance with Paragraphs 932-235-50-4, 932-235-50-6, 932-235-50-7, 932-235-50-9, 932-235-50-30 and 932-235-50-31 of the Accounting Standards Update 932-235-50, Extractive Industries – Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures (January 2010) of the Financial Accounting Standards Board and Rules 4–10(a) (1)–(32) of Regulation S–X and Rules 302(b), 1201, and 1202(a) (1), (2), (3), (4), (5), (8) of Regulation S-K of the Securities and Exchange Commission.

All of the future net revenues and net present values estimated in this report are presented before income taxes, although future net revenues and net present value estimates were presented after income tax in selected tables in this summary report at the corporate level.

Summaries of the Company’s share of remaining reserves together with forecast future revenues, royalties, taxes, operating and capital costs, abandonments, decommissioning and reclamation costs, future net revenue, and net present values are presented in detailed tabulations for each reserves category in Appendices 1 to 4.

Prices: YE2020 SEC Prices	Hammerhead Resources Inc.	Table 1
Eff. Date: December 31, 2020
Currency: CAD	Forecast of Production and Revenue Before Tax - Company Share
Constant Prices and Costs as of December 31, 2020
Total Proved Reserves

Total Company

		Crude Oil			Natural Gas			Condensate			Natural Gas Liquids			Sulphur & Other Revenue M$	Company Share Revenue M$	BOE/ d
		WI & RI	Sales	Sales	WI & RI	Sales	Sales	WI & RI	Sales	Sales	WI & RI	Sales	Sales
	WI	Volume	Price	Revenue	Volume	Price	Revenue	Volume	Price	Revenue	Volume	Price	Revenue
Year	Wells	Mbbl	$/bbl	M$	MMcf	$/Mcf	M$	Mbbl	$/bbl	M$	Mbbl	$/bbl	M$
2021	121.8	2831.2	45.03	127482.9	41910.8	2.45	102833.9	24.6	49.92	1228.2	1281.9	25.99	33319.8	—	264864.8	30474
2022	126.5	2732.1	44.99	122918.2	43144.7	2.45	105848.9	16.4	49.92	818.7	1319.8	26.06	34398.8	—	263984.7	30847
2023	129.5	3498.7	45.07	157698.2	46029.2	2.45	112909.6	10.5	49.92	524.4	1416.4	25.93	36721.3	—	307853.4	34513
2024	148.7	4194.1	45.10	189152.6	47893.5	2.45	117482.7	9.1	49.92	452.1	1475.5	25.88	38187.1	—	345274.5	37325
2025	172.9	5306.6	45.14	239559.4	54778.3	2.45	134371.3	7.9	49.92	394.7	1692.8	25.76	43611.4	—	417936.9	44211
2026	171.9	3626.5	45.15	163747.8	44143.3	2.45	108283.4	7.0	49.92	350.6	1366.3	25.70	35117.6	—	307499.5	33855
2027	169.9	2295.0	45.13	103568.2	32365.5	2.45	79392.6	6.3	49.92	314.7	1000.7	25.75	25762.1	—	209037.5	23825
2028	166.3	1734.2	45.12	78240.2	25915.1	2.45	63569.8	5.7	49.92	284.0	800.8	25.77	20633.6	—	162727.5	18743
2029	160.2	1380.4	45.11	62268.3	21314.1	2.45	52283.4	4.8	49.92	241.4	658.4	25.78	16973.0	—	131766.0	15331
2030	143.8	1084.1	45.09	48887.7	17222.4	2.45	42246.6	3.1	49.92	153.3	531.6	25.81	13719.9	—	105007.6	12299
2031	132.8	890.2	45.09	40136.0	14257.9	2.45	34974.7	1.6	49.92	77.6	439.9	25.83	11360.6	—	86549.0	10159
2032	127.4	760.6	45.08	34291.9	12254.4	2.45	30060.1	1.3	49.92	64.7	378.0	25.83	9764.9	—	74181.6	8695
2033	124.2	662.4	45.08	29864.0	10656.3	2.45	26140.0	0.8	49.92	39.4	328.8	25.83	8491.0	—	64534.3	7584
2034	102.9	514.7	45.10	23209.5	8191.2	2.45	20092.9	—	—	—	252.9	25.80	6524.4	—	49826.8	5843
2035	60.9	310.0	45.17	14000.2	4463.1	2.45	10948.0	—	—	—	138.5	25.60	3546.1	—	28494.3	3267
Rem.	—	317.1	45.23	14340.2	4300.7	2.45	10549.5	—	—	—	134.1	25.43	3409.5	—	28299.2	799
Total	—	32137.8	45.10	1449365.2	428840.5	2.45	1051987.5	99.0	49.92	4943.9	13216.2	25.84	341541.1	—	2847837.6	—

	Crown Royalties			Freehold Royalties			Overriding Royalties							NPI Pymts. M$
	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Mineral	Sask. Cap.
	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Tax	Surch.	Total Royalties & Taxes
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	%
2021	16614.0	3867.4	12746.6	—	—	—	836.0	—	836.0	—	—	13582.5	5.1	—
2022	15937.3	3967.9	11969.4	—	—	—	611.4	—	611.4	—	—	12580.7	4.8	—
2023	18039.1	4293.9	13745.2	—	—	—	471.1	—	471.1	—	—	14216.3	4.6	—
2024	19959.3	4659.1	15300.2	—	—	—	370.1	—	370.1	—	—	15670.3	4.5	—
2025	23527.5	5466.2	18061.3	—	—	—	269.0	—	269.0	—	—	18330.3	4.4	—
2026	17738.3	4697.9	13040.4	—	—	—	209.7	—	209.7	—	—	13250.0	4.3	—
2027	12928.8	3642.7	9286.2	—	—	—	185.9	—	185.9	—	—	9472.1	4.5	—
2028	11070.4	3063.1	8007.3	—	—	—	161.7	—	161.7	—	—	8169.0	5.0	—
2029	9563.7	2591.0	6972.7	—	—	—	125.3	—	125.3	—	—	7098.1	5.4	—
2030	7875.4	1489.8	6385.7	—	—	—	74.7	—	74.7	—	—	6460.3	6.2	—
2031	6610.2	1239.5	5370.7	—	—	—	50.3	—	50.3	—	—	5421.0	6.3	—
2032	5722.7	1066.5	4656.2	—	—	—	44.0	—	44.0	—	—	4700.2	6.3	—
2033	4869.4	919.4	3950.0	—	—	—	33.4	—	33.4	—	—	3983.4	6.2	—
2034	3609.8	697.3	2912.6	—	—	—	18.6	—	18.6	—	—	2931.1	5.9	—
2035	2009.1	370.7	1638.4	—	—	—	1.5	—	1.5	—	—	1639.9	5.8	—
Rem.	1838.8	344.2	1494.6	—	—	—	—	—	—	—	—	1494.6	5.3	—
Total	177913.7	42376.3	135537.4	—	—	—	3462.5	—	3462.5	—	—	139000.0	4.9	—

					Capital Costs			Future Net Revenue Before Tax
			ADR	Net Op.	Drilling	Equip. &	Total			NPV
	Operating Costs		Costs	Income	& Compl.	Facility	Capital	Annual	Cum.	@10.0%
Year	M$	$/BOE	M$	M$	M$	M$	M$	M$	M$	M$
2021	130642.5	11.75	—	120639.7	49287.5	8400.0	57687.5	62952.2	62952.2	61323.0
2022	132471.7	11.77	—	118932.2	132800.0	20800.0	153600.0	-34667.8	28284.4	-28123.7
2023	145055.7	11.51	299.5	148281.8	130500.0	20000.0	150500.0	-2218.2	26066.3	342.2
2024	158201.8	11.58	—	171402.5	146050.0	66400.0	212450.0	-41047.5	-14981.3	-29936.6
2025	184738.3	11.45	—	214868.3	200750.0	27200.0	227950.0	-13081.7	-28063.0	-9875.8
2026	151987.4	12.30	—	142262.1	—	2400.0	2400.0	139862.1	111799.1	83301.5
2027	119110.3	13.70	—	80455.1	—	2400.0	2400.0	78055.1	189854.2	42179.2
2028	101968.0	14.86	—	52590.5	—	2400.0	2400.0	50190.5	240044.7	24649.9
2029	89144.8	15.93	—	35523.1	—	2400.0	2400.0	33123.1	273167.9	14785.7
2030	74613.6	16.62	—	23933.6	—	2400.0	2400.0	21533.6	294701.5	8739.2
2031	64699.0	17.45	—	16429.0	—	2160.0	2160.0	14269.0	308970.4	5266.4
2032	58615.0	18.42	—	10866.4	—	1920.0	1920.0	8946.4	317916.8	3005.9
2033	54182.2	19.57	—	6368.7	—	1680.0	1680.0	4688.7	322605.6	1434.5
2034	43582.3	20.43	—	3313.3	—	1440.0	1440.0	1873.3	324478.9	524.0
2035	24613.9	20.64	240.0	2000.5	—	1200.0	1200.0	800.5	325279.5	204.1
Rem.	25258.7	21.63	39347.4	-37801.5	—	2400.0	2400.0	-40201.5	285078.0	-3578.6
Total	1558885.2	13.33	39886.9	1110065.5	659387.5	165600.0	824987.5	285078.0	—	174240.8

	Remaining Reserves
Product	Gross Lease	W.I.	R.I.	Net
Crude Oil (Mbbl)	32,541.7	32,137.8	—	29,980.1
Natural Gas (MMcf)	430,941.5	428,840.5	—	406,339.9
Condensate (Mbbl)	99.0	99.0	—	65.6
Natural Gas Liquids (Mbbl)	13,282.4	13,216.2	—	12,059.9
Total (MBOE)	117,746.7	116,926.5	—	109,828.9

Net Present Value Before Tax - M$
@ 0.0%	@5.0%	@10.0%	@15.0%	@20.0%
285,078.0	224,857.1	174,240.8	137,557.7	111,745.7

RLI	8.56 yrs
Remaining Life	18.66 yrs
Price Schedule	C201231

22-0155	2022-09-02 3:18:36 PM

Prices: YE2020 SEC Prices	Hammerhead Resources Inc.	Table AT
Eff. Date: December 31, 2020
Currency: CAD	Forecast of Revenue After Tax - Company Share
Constant Prices and Costs as of December 31, 2020
Total Proved Reserves

Total Company

	Capital Cost Allowance			Cdn. Oil & Gas Property Expense				Canadian Development Expense
	Initial		Expense	Initial		Expense	CEE	Initial		Expense	FEDE	Tax Pool
	Balance	Additions	Claim	Balance	Additions	Claim	Claim	Balance	Additions	Claim	Claim	Claims
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2021	508363.2	8400.0	130240.8	141859.6	—	14186.0	207103.5	429377.9	49287.5	150992.8	—	502523.0
2022	386522.4	20800.0	104430.6	127673.7	—	12767.4	—	327672.7	132800.0	158061.8	—	275259.8
2023	302891.8	20000.0	83223.0	114906.3	—	11490.6	—	302410.9	130500.0	149448.3	—	244161.8
2024	239668.9	66400.0	76517.2	103415.7	—	10341.6	—	283462.6	146050.0	139807.5	—	226666.3
2025	229551.6	27200.0	64187.9	93074.1	—	9307.4	—	289705.1	200750.0	162192.8	—	235688.1
2026	192563.7	2400.0	48740.9	83766.7	—	8376.7	—	328262.3	—	98478.7	—	155596.3
2027	146222.8	2400.0	37155.7	75390.0	—	7539.0	—	229783.6	—	68935.1	—	113629.8
2028	111467.1	2400.0	28166.8	67851.0	—	6785.1	—	160848.5	—	48254.6	—	83206.4
2029	85700.3	2400.0	21725.1	61065.9	—	6106.6	—	112594.0	—	33778.2	—	61609.9
2030	66375.2	2400.0	16893.8	54959.3	—	5495.9	—	78815.8	—	23644.7	—	46034.5
2031	51881.4	2160.0	13240.4	49463.4	—	4946.3	—	55171.0	—	16551.3	—	34738.0
2032	40801.1	1920.0	10440.3	44517.1	—	4451.7	—	38619.7	—	11585.9	—	26477.9
2033	32280.8	1680.0	8280.2	40065.4	—	4006.5	—	27033.8	—	8110.1	—	20396.9
2034	25680.6	1440.0	6600.2	36058.8	—	3605.9	—	18923.7	—	5677.1	—	15883.1
2035	20520.5	1200.0	5280.1	32452.9	—	3245.3	—	13246.6	—	3974.0	—	12499.4
Rem.		2400.0	18725.7		—	24823.7	—		—	9257.5	—	52806.9
Total		165600.0	673848.5		—	137475.7	207103.5		659387.5	1088750.3	—	2107178.1

	Revenue				Royalties & Expenses				Taxable	Deductions
					Crown	Other	Op. Costs,	Total	Income		Non-capital	Tax
	WI Sales	Royalty	Other	Total	Royalty	Royalty	ADR Costs	Royalties &	Before	Tax Pool	Loss Carry-	Loss	Taxable
	Revenue	Revenue	Revenue	Revenue	Payable	Payable	& Taxes	Expenses	Deductions	Claims	forward	Claim	Income
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2021	264864.8	—	—	264864.8	12746.6	836.0	130642.5	144225.0	120639.7	502523.0	363309.2	—	—
2022	263984.7	—	—	263984.7	11969.4	611.4	132471.7	145052.5	118932.2	275259.8	745192.5	—	—
2023	307853.4	—	—	307853.4	13745.2	471.1	145355.2	159571.6	148281.8	244161.8	901520.1	—	—
2024	345274.5	—	—	345274.5	15300.2	370.1	158201.8	173872.0	171402.5	226666.3	997400.1	—	—
2025	417936.9	—	—	417936.9	18061.3	269.0	184738.3	203068.6	214868.3	235688.1	1052663.9	—	—
2026	307499.5	—	—	307499.5	13040.4	209.7	151987.4	165237.4	142262.1	155596.3	1073483.7	—	—
2027	209037.5	—	—	209037.5	9286.2	185.9	119110.3	128582.4	80455.1	113629.8	1086818.0	—	—
2028	162727.5	—	—	162727.5	8007.3	161.7	101968.0	110137.0	52590.5	83206.4	1119992.6	—	—
2029	131766.0	—	—	131766.0	6972.7	125.3	89144.8	96242.9	35523.1	61609.9	1150608.5	—	—
2030	105007.6	—	—	105007.6	6385.7	74.7	74613.6	81074.0	23933.6	46034.5	1176695.3	—	—
2031	86549.0	—	—	86549.0	5370.7	50.3	64699.0	70120.0	16429.0	34738.0	1198796.1	—	—
2032	74181.6	—	—	74181.6	4656.2	44.0	58615.0	63315.2	10866.4	26477.9	1217105.2	—	—
2033	64534.3	—	—	64534.3	3950.0	33.4	54182.2	58165.5	6368.7	20396.9	1232716.7	—	—
2034	49826.8	—	—	49826.8	2912.6	18.6	43582.3	46513.4	3313.3	15883.1	1246744.8	—	—
2035	28494.3	—	—	28494.3	1638.4	1.5	24853.9	26493.8	2000.5	12499.4	1259314.6	—	—
Rem.	28299.2	—	—	28299.2	1494.6	—	64606.1	66100.7	-37801.5	52806.9		—	—
Total	2847837.6	—	—	2847837.6	135537.4	3462.5	1598772.1	1737772.1	1110065.5	2107178.1		—	—

	Federal			Provincial			Cash Flow
								Total Tax			NPV
	Taxable Income	Tax Rate	Tax Payable	Taxable Income	Tax Rate	Tax Payable	BTCF	Payable	ATCF	Cum. ATCF	@10.00%
Year	M$	%	M$	M$	%	M$	M$	M$	M$	M$	M$
2021	—	—	—	—	—	—	62952.2	—	62952.2	62952.2	61323.0
2022	—	—	—	—	—	—	-34667.8	—	-34667.8	28284.4	-28123.7
2023	—	—	—	—	—	—	-2218.2	—	-2218.2	26066.3	342.2
2024	—	—	—	—	—	—	-41047.5	—	-41047.5	-14981.3	-29936.6
2025	—	—	—	—	—	—	-13081.7	—	-13081.7	-28063.0	-9875.8
2026	—	—	—	—	—	—	139862.1	—	139862.1	111799.1	83301.5
2027	—	—	—	—	—	—	78055.1	—	78055.1	189854.2	42179.2
2028	—	—	—	—	—	—	50190.5	—	50190.5	240044.7	24649.9
2029	—	—	—	—	—	—	33123.1	—	33123.1	273167.9	14785.7
2030	—	—	—	—	—	—	21533.6	—	21533.6	294701.5	8739.2
2031	—	—	—	—	—	—	14269.0	—	14269.0	308970.4	5266.4
2032	—	—	—	—	—	—	8946.4	—	8946.4	317916.8	3005.9
2033	—	—	—	—	—	—	4688.7	—	4688.7	322605.6	1434.5
2034	—	—	—	—	—	—	1873.3	—	1873.3	324478.9	524.0
2035	—	—	—	—	—	—	800.5	—	800.5	325279.5	204.1
Rem.	—	—	—	—	—	—	-40201.5	—	-40201.5	285078.0	-3578.6
Total	—	—	—	—	—	—	285078.0	—	285078.0		174240.8

	Net Present Value - M$
	@0.0%	@5.0%	@10.0%	@15.0%	@20.0%
Before Tax Cash Flow	285078.0	224857.1	174240.8	137557.7	111745.7
After Tax Cash Flow	285078.0	224857.1	174240.8	137557.7	111745.7

22-0155	2022-09-02 3:18:39 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2020 Total Proved Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
Alberta
Reserves
A Corporate
Facility
Corp ADR Facility CAPEX	W-100.000	Facility	NRA	—	—	—	—	-12,072.7	-2,811.6	-714.3	-196.6
Corp ADR Well CAPEX	W-100.000	Facility	NRA	—	—	—	—	-15,274.2	-3,698.9	-1,089.2	-438.8
Corp Field CAPEX	W-100.000	Facility	NRA	—	—	—	—	-48,000.0	-41,380.0	-35,920.2	-31,377.5
Corp G&A	W-100.000	Facility	NRA	—	—	—	—	-57,250.7	-45,303.3	-37,043.9	-31,108.3
Corp Maint CAPEX	W-100.000	Facility	NRA	—	—	—	—	-34,000.0	-23,874.0	-17,778.5	-13,883.1
Corp Water CAPEX	W-100.000	Facility	NRA	—	—	—	—	—	—	—	—
Subtotal Facility				—	—	—	—	-166,597.6	-117,067.9	-92,546.1	-77,004.3
Subtotal A Corporate				—	—	—	—	-166,597.6	-117,067.9	-92,546.1	-77,004.3

Gold Creek
1.0 PDP
100/05-29-067-03W6/0	W-100.000	MONT G1	PDP	26.7	655.0	—	20.0	641.4	600.7	565.7	535.5
100/13-29-067-03W6/0	W-100.000	MONT G1	PDP	47.4	1097.6	—	33.5	1,301.5	1,184.8	1,089.3	1,009.9
100/04-30-067-03W6/0	W-100.000	MONT G1	PDP	56.8	1263.6	—	38.5	1,714.4	1,537.8	1,396.2	1,280.8
100/16-30-067-03W6/0	W-100.000	MONT G1	PDP	63.6	996.5	—	30.4	1,442.8	1,276.6	1,145.6	1,040.3
100/15-15-067-04W6/0	W-100.000	MONT G1	PDP	9.4	117.5	—	3.6	80.3	78.0	75.9	73.9
102/15-15-067-04W6/0	W-100.000	MONT G1	PDP	31.6	506.7	—	15.5	649.4	605.8	568.6	536.4
100/04-25-067-04W6/0	W-100.000	MONT G1	PDP	54.5	1299.7	—	39.6	1,581.5	1,421.9	1,293.8	1,189.3
102/04-25-067-04W6/0	W-100.000	MONT G1	PDP	75.4	1903.9	—	58.1	2,558.2	2,235.7	1,988.7	1,794.8
100/16-25-067-04W6/0	W-100.000	MONT G1	PDP	26.5	495.5	—	15.1	456.2	425.5	399.3	376.8
100/13-26-067-04W6/2	W-100.000	MONT G1	PDP	32.5	463.1	—	14.1	699.9	657.3	620.5	588.5
102/04-34-067-04W6/0	W-100.000	MONT G1	PDP	18.9	660.4	—	20.1	525.3	497.0	472.2	450.4
103/04-34-067-04W6/0	W-100.000	MONT G1	PDP	71.7	1531.9	—	46.7	2,159.1	1,944.9	1,773.4	1,633.5
104/04-34-067-04W6/0	W-100.000	MONT F3	PDP	16.9	420.8	—	12.8	424.0	406.3	390.5	376.3
100/05-34-067-04W6/0	W-100.000	MONT G1	PDP	12.2	537.9	—	16.4	308.7	293.8	280.7	268.9
102/05-34-067-04W6/0	W-100.000	MONT F3	PDP	20.7	454.8	—	13.9	474.2	451.7	431.8	414.2
103/05-34-067-04W6/0	W-100.000	MONT F3	PDP	27.5	735.0	—	22.4	811.7	766.8	727.7	693.3
100/12-34-067-04W6/0	W-100.000	MONT G1	PDP	33.1	2071.3	—	63.2	1,755.7	1,577.3	1,434.4	1,317.9
102/12-34-067-04W6/0	W-100.000	MONT G1	PDP	17.0	1075.9	—	32.8	775.5	723.2	678.5	639.9
103/12-34-067-04W6/0	W-100.000	MONT F3	PDP	20.0	747.6	—	22.8	713.2	675.7	643.0	614.1
102/13-34-067-04W6/0	W-100.000	MONT G1	PDP	—	4181.0	32.9	127.5	2,778.6	2,342.2	2,024.9	1,786.7
100/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	2677.3	27.1	81.7	1,495.3	1,310.5	1,168.4	1,056.4
102/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	2101.9	26.0	64.1	1,080.1	964.9	873.9	800.4
102/15-34-067-04W6/0	W-100.000	MONT G1	PDP	25.8	1838.3	—	56.1	1,454.4	1,322.4	1,214.4	1,124.9
100/16-34-067-04W6/0	W-100.000	MONT G1	PDP	71.9	4410.8	—	134.5	4,753.4	4,019.9	3,488.8	3,090.5
100/12-35-067-04W6/0	W-100.000	MONT G1	PDP	101.0	1798.3	—	54.8	3,175.1	2,747.6	2,426.6	2,178.4
100/13-35-067-04W6/0	W-100.000	MONT G1	PDP	78.6	1609.6	—	49.1	2,369.8	2,067.3	1,836.1	1,654.9
102/13-35-067-04W6/0	W-100.000	MONT G1	PDP	39.4	1192.4	—	36.4	1,255.8	1,146.8	1,057.0	982.0
100/12-36-067-04W6/0	W-100.000	MONT G1	PDP	132.6	1179.9	—	36.0	2,600.0	2,044.0	1,663.0	1,392.1
102/13-36-067-04W6/0	W-100.000	MONT G1	PDP	56.5	855.4	—	26.1	1,358.9	1,240.7	1,143.8	1,063.2
100/03-05-068-03W6/0	W-100.000	MONT G1	PDP	105.3	3635.8	—	110.9	5,278.4	4,527.5	3,975.8	3,556.5
100/05-05-068-03W6/0	W-100.000	MONT G1	PDP	127.3	4316.9	—	131.7	6,712.1	5,817.3	5,156.6	4,651.8
100/06-05-068-03W6/0	W-100.000	MONT G1	PDP	105.9	3405.0	—	103.9	5,227.2	4,584.3	4,099.6	3,722.8
100/12-05-068-03W6/0	W-100.000	MONT G1	PDP	128.2	5396.1	—	164.6	7,817.5	6,768.6	5,996.1	5,406.8
100/13-05-068-03W6/0	W-100.000	MONT G1	PDP	110.3	3829.8	—	116.8	5,809.1	5,059.3	4,501.0	4,071.4
102/13-05-068-03W6/0	W-100.000	MONT G1	PDP	105.9	2909.1	—	88.7	4,614.1	4,045.9	3,616.1	3,281.3
103/13-05-068-03W6/0	W-100.000	MONT F3	PDP	95.8	2651.0	—	80.9	4,083.3	3,606.8	3,241.5	2,953.8
102/01-09-068-03W6/0	W-100.000	MONT G1	PDP	210.2	5097.4	—	155.5	10,151.3	8,911.5	7,997.3	7,297.8
103/01-09-068-03W6/0	W-100.000	MONT G1	PDP	186.2	4364.4	—	133.1	8,607.0	7,616.2	6,872.8	6,296.5
100/08-09-068-03W6/0	W-100.000	MONT G1	PDP	200.7	4406.2	—	134.4	9,074.3	8,014.4	7,222.7	6,610.9
100/09-09-068-03W6/0	W-100.000	MONT G1	PDP	207.1	4406.2	—	134.4	9,288.5	8,168.1	7,336.2	6,696.4
102/09-09-068-03W6/0	W-100.000	MONT G1	PDP	233.9	4642.3	—	141.6	10,107.9	8,936.8	8,061.0	7,383.4
100/16-09-068-03W6/0	W-100.000	MONT G1	PDP	210.0	4754.8	—	145.0	9,736.2	8,572.5	7,709.3	7,045.7
102/16-09-068-03W6/0	W-100.000	MONT G1	PDP	233.9	4721.0	—	144.0	10,239.1	9,052.8	8,164.3	7,475.8
103/16-09-068-03W6/0	W-100.000	MONT F3	PDP	161.1	3224.1	—	98.3	6,892.5	6,120.5	5,536.8	5,081.1
102/04-01-068-04W6/0	W-100.000	MONT G1	PDP	12.3	328.8	—	10.0	189.7	181.6	174.4	168.0
100/12-01-068-04W6/0	W-100.000	MONT G1	PDP	57.1	1625.8	—	49.6	1,905.9	1,682.7	1,508.5	1,369.6
102/13-01-068-04W6/0	W-100.000	MONT G1	PDP	55.3	1673.4	—	51.0	1,913.8	1,689.4	1,514.3	1,374.7
100/05-02-068-04W6/0	W-100.000	MONT G1	PDP	77.4	1033.9	—	31.5	1,768.4	1,564.7	1,405.5	1,278.4
102/16-02-068-04W6/0	W-100.000	MONT G1	PDP	83.0	1108.5	—	33.8	2,100.0	1,868.8	1,687.5	1,542.2
100/04-09-068-04W6/0	W-100.000	MONT G1	PDP	66.6	1980.5	—	60.4	2,485.2	2,184.0	1,951.5	1,767.7
100/16-09-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,275.6	8,418.1	7,760.3	7,239.5
102/16-09-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,273.6	8,416.4	7,758.9	7,238.4
100/06-10-068-04W6/0	W-100.000	MONT G1	PDP	67.2	1674.5	—	51.1	2,249.8	1,991.5	1,789.9	1,629.0
102/06-10-068-04W6/0	W-100.000	MONT G1	PDP	36.5	536.0	—	16.3	681.3	634.2	594.1	559.7
100/12-10-068-04W6/0	W-100.000	MONT F3	PDP	18.6	307.0	—	9.4	309.4	295.4	283.0	271.9
103/12-10-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,288.7	8,428.7	7,768.9	7,246.7
100/01-12-068-04W6/0	W-100.000	MONT G1	PDP	52.0	716.9	—	21.9	1,286.4	1,187.5	1,104.7	1,034.5
100/01-15-068-04W6/0	W-100.000	MONT G1	PDP	38.5	307.2	—	9.4	716.2	674.4	638.2	606.6
100/04-15-068-04W6/0	W-100.000	MONT G1	PDP	41.2	622.8	—	19.0	723.6	660.5	608.2	564.3
100/12-15-068-04W6/0	W-100.000	MONT G1	PDP	107.6	1203.1	—	36.7	2,911.2	2,564.9	2,297.3	2,085.5
100/02-16-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,259.8	8,405.1	7,749.5	7,230.5
100/06-16-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,249.1	8,396.2	7,741.9	7,224.1
100/07-16-068-04W6/0	W-100.000	MONT G1	PDP	65.2	609.5	—	18.6	1,246.9	1,134.5	1,042.6	966.5
102/07-16-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,261.2	8,406.2	7,750.4	7,231.3
100/08-16-068-04W6/0	W-100.000	MONT G1	PDP	33.2	295.3	—	9.0	574.5	541.0	512.0	486.6
100/13-12-068-05W6/0	W-100.000	MONT G1	PDP	76.2	658.0	—	20.1	1,428.4	1,258.2	1,124.9	1,018.3
Subtotal 1.0 PDP				5,888.7	133,518.3	85.9	4,072.3	233,131.3	206,953.6	187,126.2	171,629.8

3.0 PUD
GC Core 4-6 Por 2400m-01	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	733.9	267.3	-74.2	-320.4
GC Core 4-6 Por 2400m-02	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	733.3	264.7	-73.5	-313.4

22-0155	2022-09-02 3:18:39 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2020 Total Proved Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
GC Core 4-6 Por 2400m-03	W-100.000	MONT G1	PUD	167.1	2176.0	—	66.4	733.0	263.2	-73.6	-310.8
GC Core 4-6 Por 2400m-04	W-100.000	MONT G1	PUD	166.8	2171.4	—	66.2	734.4	265.0	-69.2	-302.7
GC Core 4-6 Por 2400m-05	W-100.000	MONT G1	PUD	166.5	2166.3	—	66.1	733.9	262.9	-69.7	-300.3
GC Core 4-6 Por 2400m-06	W-100.000	MONT G1	PUD	165.8	2156.1	—	65.8	732.7	259.8	-69.3	-293.8
GC Core 4-6 Por 2400m-07	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	731.5	257.4	-68.2	-286.9
GC Core 4-6 Por 2400m-08	W-100.000	MONT G1	PUD	167.1	2176.0	—	66.4	731.1	256.1	-68.2	-284.4
GC Core 4-6 Por 2400m-09	W-100.000	MONT G1	PUD	166.8	2171.1	—	66.2	731.3	255.3	-67.2	-280.4
GC Core 4-6 Por 2400m-10	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	730.6	253.2	-67.8	-278.2
GC Core 4-6 Por 2400m-11	W-100.000	MONT G1	PUD	166.8	2171.1	—	66.2	730.6	252.8	-66.4	-274.2
GC Core 4-6 Por 2400m-12	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	729.9	250.7	-67.0	-272.0
GC Core 4-6 Por 2400m-13	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	729.9	250.7	-67.0	-272.0
GC Core 4-6 Por 2400m-14	W-100.000	MONT G1	PUD	167.1	2176.0	—	66.4	729.6	249.4	-67.1	-269.7
GC Core 4-6 Por 2400m-15	W-100.000	MONT G1	PUD	167.1	2176.0	—	66.4	729.6	249.4	-67.1	-269.7
GC Core 4-6 Por 2400m-16	W-100.000	MONT G1	PUD	166.8	2171.3	—	66.2	730.4	249.8	-64.5	-264.3
GC Core 4-6 Por 2400m-17	W-100.000	MONT G1	PUD	166.8	2171.3	—	66.2	730.4	249.8	-64.5	-264.3
GC Core 4-6 Por 2400m-18	W-100.000	MONT G1	PUD	166.5	2166.2	—	66.1	729.8	247.9	-65.1	-262.2
GC Core 4-6 Por 2400m-19	W-100.000	MONT G1	PUD	166.5	2166.2	—	66.1	729.8	247.9	-65.1	-262.2
GC Core 4-6 Por 2400m-20	W-100.000	MONT G1	PUD	166.5	2165.8	—	66.1	725.8	236.0	-62.9	-238.1
GC Core 4-6 Por 2400m-21	W-100.000	MONT G1	PUD	167.1	2175.9	—	66.4	725.5	234.7	-63.1	-236.2
GC Core 4-6 Por 2400m-22	W-100.000	MONT G1	PUD	166.8	2171.3	—	66.2	726.8	236.2	-59.5	-230.1
GC Core 4-6 Por 2400m-23	W-100.000	MONT G1	PUD	166.5	2166.2	—	66.1	726.2	234.3	-59.9	-228.3
GC Core 4-6 Por 2400m-24	W-100.000	MONT G1	PUD	166.2	2161.2	—	65.9	726.0	233.4	-59.1	-225.1
GC Core 4-6 Por 2400m-25	W-100.000	MONT G1	PUD	165.8	2156.0	—	65.8	724.9	231.3	-59.7	-223.5
GC Core 4-6 Por 2400m-26	W-100.000	MONT G1	PUD	166.8	2171.1	—	66.2	724.9	231.2	-58.3	-220.0
GC Core 6+ Por 2600-01	W-100.000	MONT G1	PUD	224.2	4935.9	—	150.5	5,086.1	3,777.1	2,813.7	2,090.0
GC Core 6+ Por 2600-02	W-100.000	MONT G1	PUD	224.2	4935.9	—	150.5	5,086.1	3,777.1	2,813.7	2,090.0
GC Core 6+ Por 2600-03	W-100.000	MONT G1	PUD	224.2	4935.9	—	150.5	5,086.1	3,777.1	2,813.7	2,090.0
GC Core 6+ Por 2600-04	W-100.000	MONT G1	PUD	225.2	4963.5	—	151.4	5,085.6	3,703.0	2,707.1	1,975.2
GC Core 6+ Por 2600-05	W-100.000	MONT G1	PUD	225.0	4956.8	—	151.2	5,085.6	3,688.5	2,686.7	1,953.7
GC Core 6+ Por 2600-06	W-100.000	MONT G1	PUD	225.5	4970.4	—	151.6	5,085.1	3,672.8	2,664.3	1,929.6
GC Core F3 2400-01	W-100.000	MONT F3	PUD	151.3	2806.5	—	85.6	1,408.6	822.9	395.1	85.0
GC Core F3 2400-02	W-100.000	MONT F3	PUD	151.3	2806.5	—	85.6	1,408.0	815.7	388.5	82.7
GC Core F3 2400-03	W-100.000	MONT F3	PUD	151.3	2806.5	—	85.6	1,408.0	815.7	388.5	82.7
GC Core F3 2400-04	W-100.000	MONT F3	PUD	151.3	2806.5	—	85.6	1,404.4	775.4	352.9	72.3
GC Core F3 2400-05	W-100.000	MONT F3	PUD	151.3	2806.5	—	85.6	1,404.4	775.4	352.9	72.3
GC Core F3 2400-06	W-100.000	MONT F3	PUD	151.0	2800.1	—	85.4	1,399.6	731.7	315.2	59.6
GC Core F3 2400-07	W-100.000	MONT F3	PUD	151.0	2800.1	—	85.4	1,399.6	731.7	315.2	59.6
GC Core F3 2400-08	W-100.000	MONT F3	PUD	151.0	2800.1	—	85.4	1,399.6	731.7	315.2	59.6
GC Core F3 2400-09	W-100.000	MONT F3	PUD	151.6	2813.1	—	85.8	1,400.8	731.6	316.2	62.5
GC Core F3 2400-10	W-100.000	MONT F3	PUD	151.3	2806.9	—	85.6	1,400.3	727.8	312.8	60.9
GC Core F3 2400-11	W-100.000	MONT F3	PUD	151.1	2800.7	—	85.4	1,400.3	725.0	310.7	60.8
GC Core F3 2400-12	W-100.000	MONT F3	PUD	150.8	2794.4	—	85.2	1,399.5	721.1	307.3	59.2
GC Core F3 2600-01	W-100.000	MONT F3	PUD	163.6	3018.4	—	92.1	1,700.5	1,071.8	582.7	202.5
GC Core F3 2600-02	W-100.000	MONT F3	PUD	163.6	3018.4	—	92.1	1,700.5	1,071.8	582.7	202.5
GC Core F3 2600-03	W-100.000	MONT F3	PUD	163.6	3018.4	—	92.1	1,700.5	1,071.8	582.7	202.5
GC Core F3 2600-04	W-100.000	MONT F3	PUD	164.1	3030.9	—	92.4	1,699.1	1,051.0	561.8	193.3
GC Core F3 2600-05	W-100.000	MONT F3	PUD	163.8	3024.8	—	92.3	1,699.2	1,047.1	558.1	192.1
GC Core F3 2600-06	W-100.000	MONT F3	PUD	164.1	3030.9	—	92.4	1,698.5	1,042.1	552.7	188.7
GC Core F3 2800-02	W-100.000	MONT F3	PUD	177.7	3285.2	—	100.2	2,030.0	1,288.7	729.3	306.1
GC Core F3 2800-03	W-100.000	MONT F3	PUD	177.7	3285.2	—	100.2	2,030.0	1,288.7	729.3	306.1
GC Core F3 2800-04	W-100.000	MONT F3	PUD	177.7	3285.2	—	100.2	2,030.0	1,288.7	729.3	306.1
GC Core F3 2800-05	W-100.000	MONT F3	PUD	177.7	3285.2	—	100.2	2,030.0	1,288.7	729.3	306.1
Subtotal 3.0 PUD				9,188.6	151,007.6	—	4,605.7	84,641.9	49,501.6	25,190.6	8,368.5
Subtotal Gold Creek				15,077.3	284,525.8	85.9	8,678.0	317,773.3	256,455.2	212,316.8	179,998.3

Karr
1.0 PDP
100/04-32-063-01W6/0	W-35.000	MONT G1	PDP	25.1	112.9	—	3.6	444.1	421.5	401.7	384.3
100/15-06-064-01W6/0	W-35.000	MONT F3	PDP	6.8	23.2	—	0.7	81.3	79.6	78.0	76.6
102/13-01-064-03W6/0	W-35.000	MONT G	PDP	104.5	407.1	—	12.8	3,273.7	3,065.8	2,893.8	2,749.1
100/01-11-064-03W6/0	W-100.000	MONT G1	PDP	102.6	2001.5	—	63.0	3,205.8	2,857.0	2,582.0	2,360.6
100/05-16-064-03W6/0	W-100.000	MONT F3	PDP	98.8	1259.8	—	39.7	2,089.2	1,864.8	1,686.0	1,540.8
100/04-21-064-03W6/2	W-100.000	MONT F3	PDP	140.5	1015.4	—	32.0	2,400.9	2,114.8	1,891.3	1,713.1
100/14-21-064-03W6/0	W-100.000	MONT F3	PDP	154.9	790.0	—	24.9	3,021.2	2,737.4	2,507.2	2,317.5
102/13-26-064-03W6/0	W-100.000	MONT F3	PDP	146.8	1565.3	—	49.3	3,869.5	3,471.5	3,154.5	2,896.9
1S0/02-28-064-03W6/0	W-100.000	MONT F3	PDP	6.6	29.9	—	0.9	63.9	62.6	61.4	60.3
100/04-32-064-03W6/0	W-100.000	MONT F3	PDP	21.7	166.0	—	5.2	121.5	116.4	111.8	107.7
100/11-32-064-03W6/2	W-100.000	MONT G1	PDP	74.7	777.6	—	24.5	1,545.4	1,422.2	1,319.5	1,232.8
103/13-32-064-03W6/0	W-100.000	MONT F3	PDP	117.2	1067.6	—	33.6	2,891.8	2,600.4	2,366.5	2,175.5
100/15-03-065-03W6/2	W-100.000	MONT BD	PDP	9.8	41.7	—	1.3	38.0	37.2	36.4	35.6
100/16-03-065-03W6/0	W-100.000	MONT SXMTH	PDP	48.5	33.4	—	1.1	489.1	464.8	443.5	424.5
1S0/04-05-065-03W6/0	W-100.000	MONT F3	PDP	34.5	425.5	—	13.4	663.1	629.2	599.5	573.1
100/12-06-065-03W6/0	W-100.000	MONT G1	PDP	209.9	2355.0	—	74.2	7,075.6	6,409.2	5,877.5	5,444.4
100/07-08-065-03W6/0	W-100.000	MONT G1	PDP	17.1	145.6	—	4.6	130.5	126.2	122.3	118.8
100/08-08-065-03W6/0	W-100.000	MONT F3	PDP	55.3	499.6	—	15.7	1,085.3	1,011.5	948.6	894.4
102/04-16-065-03W6/0	W-100.000	DUN	PDP	8.9	46.7	—	1.5	45.5	44.5	43.6	42.7
100/02-21-065-03W6/0	W-100.000	MONT F3	PDP	8.3	91.9	—	2.9	55.6	54.3	53.1	52.1
100/14-21-065-03W6/0	W-100.000	MONT F3	PDP	3.5	118.6	—	3.7	35.0	33.9	33.0	32.1
100/04-23-065-03W6/2	W-100.000	MONT F3	PDP	—	105.9	3.5	3.3	25.0	24.4	23.9	23.4
102/13-27-065-03W6/0	W-100.000	MONT F3	PDP	3.7	57.7	—	1.8	25.5	25.0	24.4	23.9
102/13-28-065-03W6/0	W-100.000	MONT F3	PDP	8.3	119.5	—	3.8	76.1	74.4	72.9	71.4
102/15-28-065-03W6/0	W-100.000	MONT F3	PDP	6.0	120.7	—	3.8	44.7	43.7	42.8	41.9
100/16-28-065-03W6/3	W-100.000	MONT F3	PDP	4.3	109.7	—	3.5	32.3	31.5	30.8	30.2
102/16-31-065-03W6/0	W-100.000	MONT G1	PDP	14.8	100.6	—	3.2	85.0	82.6	80.4	78.3
100/14-33-065-03W6/0	W-100.000	MONT F3	PDP	5.2	72.3	—	2.3	31.2	30.5	29.8	29.2
100/09-01-065-04W6/2	W-100.000	MONT G1	PDP	157.9	1581.5	—	49.8	4,956.7	4,488.3	4,114.6	3,810.6
103/09-01-065-04W6/0	W-100.000	MONT F3	PDP	170.6	1890.1	—	59.5	5,443.9	4,960.9	4,570.8	4,250.0
100/16-01-065-04W6/3	W-100.000	MONT G1	PDP	115.2	1801.5	—	56.7	3,577.2	3,218.7	2,933.5	2,702.1

22-0155	2022-09-02 3:18:39 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2020 Total Proved Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
102/16-01-065-04W6/0	W-100.000	MONT F3	PDP	71.0	454.6	—	14.3	1,668.7	1,578.5	1,500.3	1,431.8
100/13-34-065-04W6/4	W-100.000	MONT G1	PDP	120.9	951.5	—	30.0	2,535.4	2,277.8	2,072.1	1,904.6
100/04-02-066-03W6/3	W-100.000	MONT F3	PDP	6.1	61.8	—	1.9	40.0	39.2	38.5	37.8
103/01-07-066-03W6/0	W-100.000	MONT G1	PDP	142.5	690.4	—	21.7	2,937.4	2,637.4	2,397.4	2,201.7
104/01-07-066-03W6/0	W-100.000	MONT G1	PDP	142.8	1103.0	—	34.7	3,128.3	2,820.2	2,572.1	2,368.8
100/08-07-066-03W6/0	W-100.000	MONT F3	PDP	25.5	130.5	—	4.1	263.8	254.2	245.5	237.6
100/16-08-066-03W6/2	W-75.000	MONT F3	PDP	3.1	66.4	—	2.1	19.1	18.6	18.2	17.8
102/13-09-066-03W6/0	W-100.000	MONT G1	PDP	4.6	57.4	—	1.8	23.2	22.6	22.1	21.7
100/16-10-066-03W6/2	W-75.000	MONT G1	PDP	8.4	26.9	—	0.8	32.6	31.9	31.3	30.7
100/02-16-066-03W6/0	W-100.000	MONT G1	PDP	10.0	38.3	—	1.2	62.3	60.9	59.6	58.4
100/08-21-066-03W6/0	W-100.000	MONT G1	PDP	31.2	182.9	—	5.8	387.5	370.0	354.4	340.5
102/14-13-066-04W6/2	W-100.000	MONT G1	PDP	—	116.7	9.6	3.7	22.1	21.5	20.9	20.4
102/16-23-066-04W6/0	W-100.000	MONT G1	PDP	5.2	48.3	—	1.5	36.6	35.7	34.9	34.1
100/12-24-066-04W6/0	W-100.000	MONT G1	PDP	121.0	1477.7	—	46.5	3,312.6	2,992.9	2,736.3	2,526.6
102/12-24-066-04W6/0	W-100.000	MONT F3	PDP	98.7	2151.0	—	67.8	3,543.5	3,184.7	2,899.2	2,667.5
103/12-24-066-04W6/0	W-100.000	MONT G1	PDP	183.7	2613.1	—	82.3	5,715.6	5,038.2	4,516.8	4,105.3
Subtotal 1.0 PDP				2,856.8	29,104.3	13.1	916.8	70,652.3	63,989.2	58,654.6	54,299.2

3.0 PUD
100/16-13-064-03W6/0	W-50.000	MONT G	PUD	146.7	1061.2	—	33.4	2,436.9	2,055.1	1,737.5	1,472.5
102/05-21-064-03W6/0	W-100.000	MONT F3	PUD	251.7	1804.4	—	56.8	496.8	-84.2	-456.9	-688.1
100/12-21-064-03W6/0	W-100.000	MONT F3	PUD	251.7	1804.4	—	56.8	501.5	-81.4	-455.3	-687.2
100/13-21-064-03W6/0	W-100.000	MONT F3	PUD	251.7	1804.4	—	56.8	505.5	-79.1	-454.0	-686.4
102/14-21-064-03W6/0	W-100.000	MONT F3	PUD	251.7	1804.4	—	56.8	502.0	-81.1	-455.2	-687.1
100/07-06-066-03W6/0	W-100.000	MONT G1	PUD	187.0	1230.3	—	38.8	1,787.3	1,414.8	1,093.8	820.2
102/09-06-066-03W6/0	W-100.000	MONT F3	PUD	187.0	1230.3	—	38.8	1,787.3	1,414.8	1,093.8	820.2
PR-KNW F-3000m-001	W-100.000	MONT F3	PUD	251.4	2565.6	—	80.8	421.4	-279.3	-759.0	-1,082.6
PR-KNW F-3000m-002	W-100.000	MONT F3	PUD	251.4	2565.6	—	80.8	421.4	-279.3	-759.0	-1,082.6
PR-KNW F-3000m-003	W-100.000	MONT F3	PUD	251.4	2565.6	—	80.8	421.4	-279.3	-759.0	-1,082.6
PR-KNW F-3000m-004	W-100.000	MONT F3	PUD	251.0	2560.3	—	80.6	420.4	-279.7	-754.7	-1,071.8
PR-KNW F-3000m-005	W-100.000	MONT F3	PUD	251.4	2565.6	—	80.8	413.6	-257.6	-629.6	-819.8
PR-KNW F-3000m-006	W-100.000	MONT F3	PUD	251.4	2565.6	—	80.8	413.6	-257.6	-629.6	-819.8
PR-KNW F-3000m-007	W-100.000	MONT F3	PUD	251.8	2570.8	—	81.0	411.4	-249.8	-590.4	-746.1
PR-KNW F-3000m-008	W-100.000	MONT F3	PUD	252.6	2581.1	—	81.3	411.0	-249.3	-586.5	-738.4
PR-KNW F-3000m-009	W-100.000	MONT F3	PUD	252.2	2576.0	—	81.1	411.1	-247.9	-581.3	-729.1
PR-KNW F-3000m-010	W-100.000	MONT F3	PUD	251.8	2570.8	—	81.0	410.5	-248.0	-577.9	-721.8
PR-KNW G-2400m-001	W-100.000	MONT G	PUD	245.0	2020.0	—	63.6	1,044.8	354.4	-83.3	-354.4
PR-KNW G-2400m-002	W-100.000	MONT G	PUD	245.0	2020.0	—	63.6	1,044.8	354.4	-83.3	-354.4
PR-KNW G-3000m-001	W-100.000	MONT G	PUD	317.7	2630.5	—	82.9	2,244.4	1,154.2	402.0	-119.2
PR-KNW G-3000m-002	W-100.000	MONT G	PUD	317.7	2630.5	—	82.9	2,244.4	1,154.2	402.0	-119.2
PR-KNW G-3000m-003	W-100.000	MONT G	PUD	317.7	2630.5	—	82.9	2,244.4	1,154.2	402.0	-119.2
PR-KNW G-3000m-004	W-100.000	MONT G	PUD	317.2	2626.2	—	82.7	2,243.8	1,148.1	397.1	-119.8
PR-KNW G-3000m-005	W-100.000	MONT G	PUD	318.1	2634.7	—	83.0	2,243.4	1,142.5	392.5	-120.3
PR-KNW G-3000m-006	W-100.000	MONT G	PUD	317.7	2630.8	—	82.9	2,244.9	1,142.1	395.4	-111.7
PR-KNW G-3000m-007	W-100.000	MONT G	PUD	317.3	2626.5	—	82.7	2,244.1	1,136.1	390.7	-112.1
PR-KNW G-3000m-008	W-100.000	MONT G	PUD	317.3	2626.3	—	82.7	2,239.4	1,078.9	353.0	-99.1
PR-KNW G-3000m-009	W-100.000	MONT G	PUD	317.6	2630.4	—	82.9	2,235.5	1,042.0	329.6	-91.6
PR-KNW G-3000m-010	W-100.000	MONT G	PUD	317.6	2630.4	—	82.9	2,235.5	1,042.0	329.6	-91.6
PR-KNW G-3000m-011	W-100.000	MONT G	PUD	316.4	2617.6	—	82.5	2,233.8	1,016.2	314.4	-84.7
PR-KNW G-3000m-012	W-100.000	MONT G	PUD	316.0	2613.3	—	82.3	2,233.2	1,012.3	312.6	-82.8
PR-KNW G-3000m-013	W-100.000	MONT G	PUD	317.2	2626.0	—	82.7	2,232.4	1,007.5	309.3	-82.9
PR-KNW G-3000m-014	W-100.000	MONT G	PUD	318.0	2634.6	—	83.0	2,231.9	1,002.7	305.8	-83.1
PR-KNW G-3000m-015	W-100.000	MONT G	PUD	317.6	2630.4	—	82.9	2,232.0	999.1	304.1	-81.3
PR-KSO-2600m-05	W-100.000	MONT F3,G	PUD	251.7	1804.4	—	56.8	501.5	-81.4	-455.3	-687.2
PR-KSO-2600m-06	W-100.000	MONT F3,G	PUD	251.7	1804.4	—	56.8	501.5	-81.4	-455.3	-687.2
PR-KSO-2600m-07	W-100.000	MONT F3,G	PUD	250.6	1791.0	—	56.4	498.9	-77.9	-404.4	-576.6
PR-KSO-2600m-08	W-100.000	MONT F3,G	PUD	250.6	1791.0	—	56.4	498.9	-77.9	-404.4	-576.6
PR-KSO-3000m-01	W-100.000	MONT F3,G	PUD	294.2	2131.2	—	67.1	1,015.3	214.1	-267.5	-546.9
PR-KSO-3000m-02	W-100.000	MONT F3,G	PUD	294.2	2131.2	—	67.1	1,015.3	214.1	-267.5	-546.9
PR-KSO-3000m-03	W-100.000	MONT F3,G	PUD	294.2	2131.2	—	67.1	1,015.3	214.1	-267.5	-546.9
PR-KSO-3000m-04	W-100.000	MONT F3,G	PUD	295.0	2140.2	—	67.4	1,014.9	212.7	-266.3	-541.7
PR-KSO-3000m-05	W-100.000	MONT F3,G	PUD	295.0	2140.2	—	67.4	1,014.9	212.7	-266.3	-541.7
PR-KSO-3000m-06	W-100.000	MONT F3,G	PUD	295.0	2140.2	—	67.4	1,014.9	212.7	-266.3	-541.7
PR-KSO-3000m-07	W-100.000	MONT F3,G	PUD	295.0	2140.3	—	67.4	1,014.0	207.5	-250.4	-497.4
PR-KSO-3000m-08	W-100.000	MONT F3,G	PUD	294.6	2135.9	—	67.3	1,014.2	207.2	-247.6	-490.7
PR-KSO-3000m-09	W-100.000	MONT F3,G	PUD	294.2	2131.3	—	67.1	1,013.5	205.1	-246.9	-486.3
PR-KSO-3000m-10	W-100.000	MONT F3,G	PUD	294.2	2131.3	—	67.1	1,013.5	205.1	-246.9	-486.3
PR-KSO-3000m-11	W-100.000	MONT F3,G	PUD	294.6	2135.8	—	67.3	1,012.9	203.5	-246.0	-481.8
PR-KSO-3000m-12	W-100.000	MONT F3,G	PUD	294.2	2131.3	—	67.1	1,012.9	203.0	-243.4	-475.4
PR-KSO-3000m-13	W-100.000	MONT F3,G	PUD	295.0	2140.3	—	67.4	1,012.5	201.6	-242.4	-471.0
Subtotal 3.0 PUD				14,128.9	114,836.8	—	3,617.4	63,030.6	21,266.5	-4,393.6	-19,940.1
Subtotal Karr				16,985.7	143,941.1	13.1	4,534.1	133,682.9	85,255.8	54,261.0	34,359.2

Simonette
1.0 PDP
100/12-29-063-25W5/0	W-100.000	MONT F3	PDP	24.2	158.9	—	1.7	56.5	55.0	53.5	52.2
100/02-13-063-26W5/0	W-100.000	MONT F3	PDP	18.4	72.0	—	0.8	80.4	78.6	77.0	75.5
100/01-24-063-26W5/0	W-100.000	MONT F3	PDP	6.2	27.2	—	0.3	17.4	16.9	16.5	16.1
100/01-36-063-26W5/0	W-100.000	MONT F3	PDP	4.8	40.4	—	0.4	14.0	13.6	13.3	13.0
100/13-01-064-26W5/2	W-100.000	DUV	PDP	11.5	25.7	—	0.3	28.7	28.1	27.5	27.0
100/16-12-064-26W5/0	W-100.000	MONT F3	PDP	9.7	49.4	—	0.5	22.5	21.9	21.4	20.8
Subtotal 1.0 PDP				74.8	373.6	—	4.0	219.4	214.1	209.1	204.6

22-0155	2022-09-02 3:18:39 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2020 Total Proved Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
3.0 PNP
100/08-02-064-27W5/4	W-100.000	DUV	PA	—	—	—	—	—	—	—	—
Subtotal Simonette				74.8	373.6	—	4.0	219.4	214.1	209.1	204.6
Subtotal Reserves				32,137.8	428,840.5	99.0	13,216.2	285,078.0	224,857.1	174,240.8	137,557.7

zDEL
Simonette
Facility
A Simonette Field CAPEX (DEL)	W-100.000	Facility	NRA	—	—	—	—	—	—	—	—
Total				32,137.8	428,840.5	99.0	13,216.2	285,078.0	224,857.1	174,240.8	137,557.7

22-0155	2022-09-02 3:18:39 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Forecast of Production and Revenue Before Tax - Company Share Constant Prices and Costs as of December 31, 2020 Proved Developed Producing Reserves Total Company	Table 1

		Crude Oil			Natural Gas			Condensate			Natural Gas Liquids			Sulphur & Other Revenue M$	Company Share Revenue M$	BOE/ d
		WI & RI	Sales	Sales	WI & RI	Sales	Sales	WI & RI	Sales	Sales	WI & RI	Sales	Sales
	WI	Volume	Price	Revenue	Volume	Price	Revenue	Volume	Price	Revenue	Volume	Price	Revenue
Year	Wells	Mbbl	$/bbl	M$	MMcf	$/Mcf	M$	Mbbl	$/bbl	M$	Mbbl	$/bbl	M$
2021	116.6	2490.1	45.01	112088.7	39096.1	2.45	95929.4	24.6	49.92	1228.2	1194.9	26.01	31078.4	—	240324.6	28016
2022	106.5	1485.7	45.03	66897.0	26157.4	2.45	64179.0	16.4	49.92	818.7	800.3	26.00	20806.2	—	152700.9	18252
2023	89.3	1049.7	45.02	47257.9	19622.8	2.45	48134.8	10.5	49.92	524.4	602.2	26.03	15674.6	—	111591.6	13515
2024	83.0	814.5	45.02	36667.3	15696.9	2.45	38504.4	9.1	49.92	452.1	481.8	26.03	12538.3	—	88162.1	10714
2025	76.2	650.7	45.02	29293.3	12786.1	2.45	31364.4	7.9	49.92	394.7	392.5	26.02	10212.8	—	71265.2	8718
2026	67.4	524.3	45.02	23601.4	10507.0	2.45	25773.8	7.0	49.92	350.6	322.5	26.02	8392.0	—	58117.9	7137
2027	65.4	450.7	45.02	20289.0	9135.6	2.45	22409.6	6.3	49.92	314.7	280.4	26.02	7296.5	—	50309.8	6192
2028	61.8	386.9	45.02	17416.0	7917.3	2.45	19421.1	5.7	49.92	284.0	243.1	26.02	6323.4	—	43444.5	5342
2029	55.7	317.8	45.01	14304.8	6637.0	2.45	16280.5	4.8	49.92	241.4	203.7	26.02	5301.0	—	36127.7	4473
2030	40.5	209.7	44.94	9421.5	4835.2	2.45	11860.7	3.1	49.92	153.3	148.0	26.13	3867.3	—	25302.7	3196
2031	30.3	147.6	44.88	6625.4	3544.4	2.45	8694.5	1.6	49.92	77.6	108.2	26.22	2838.1	—	18235.7	2324
2032	25.3	113.8	44.86	5104.4	2812.7	2.45	6899.7	1.3	49.92	64.7	85.8	26.26	2253.3	—	14322.1	1830
2033	22.7	94.4	44.86	4235.3	2305.5	2.45	5655.3	0.8	49.92	39.4	70.3	26.27	1847.0	—	11777.0	1506
2034	18.4	73.5	44.86	3296.9	1708.6	2.45	4191.2	—	—	—	52.1	26.27	1368.8	—	8856.9	1124
2035	2.6	10.8	44.86	484.8	233.6	2.45	572.9	—	—	—	7.1	26.27	187.1	—	1244.8	156
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	—	8820.3	45.01	396983.6	162996.2	2.45	399871.3	99.0	49.92	4943.9	4993.1	26.03	129984.8	—	931783.5	—

	Crown Royalties			Freehold Royalties			Overriding Royalties							NPI Pymts. M$
	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Mineral	Sask. Cap.
	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Tax	Surch.	Total Royalties & Taxes
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	%
2021	15413.3	3620.5	11792.8	—	—	—	836.0	—	836.0	—	—	12628.8	5.3	—
2022	10533.5	2436.3	8097.2	—	—	—	611.4	—	611.4	—	—	8708.5	5.7	—
2023	8320.1	1834.3	6485.8	—	—	—	471.1	—	471.1	—	—	6957.0	6.2	—
2024	6752.5	1460.1	5292.4	—	—	—	370.1	—	370.1	—	—	5662.5	6.4	—
2025	5719.1	1200.1	4519.1	—	—	—	269.0	—	269.0	—	—	4788.1	6.7	—
2026	4749.7	994.1	3755.7	—	—	—	209.7	—	209.7	—	—	3965.3	6.8	—
2027	3960.4	820.2	3140.3	—	—	—	185.9	—	185.9	—	—	3326.2	6.6	—
2028	3428.0	711.1	2716.9	—	—	—	161.7	—	161.7	—	—	2878.5	6.6	—
2029	2811.6	595.1	2216.6	—	—	—	125.3	—	125.3	—	—	2341.9	6.5	—
2030	1960.4	438.0	1522.4	—	—	—	74.7	—	74.7	—	—	1597.0	6.3	—
2031	1416.9	323.8	1093.1	—	—	—	50.3	—	50.3	—	—	1143.4	6.3	—
2032	1077.3	256.6	820.7	—	—	—	44.0	—	44.0	—	—	864.7	6.0	—
2033	839.6	208.1	631.4	—	—	—	33.4	—	33.4	—	—	664.9	5.6	—
2034	615.6	152.9	462.7	—	—	—	18.6	—	18.6	—	—	481.3	5.4	—
2035	90.8	21.2	69.6	—	—	—	1.5	—	1.5	—	—	71.1	5.7	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	67688.8	15072.1	52616.7	—	—	—	3462.5	—	3462.5	—	—	56079.2	6.0	—

					Capital Costs			Future Net Revenue Before Tax
			ADR	Net Op.	Drilling	Equip. &	Total			NPV
	Operating Costs		Costs	Income	& Compl.	Facility	Capital	Annual	Cum.	@10.0%
Year	M$	$/BOE	M$	M$	M$	M$	M$	M$	M$	M$
2021	121899.9	11.92	—	105795.9	—	1600.0	1600.0	104195.9	104195.9	100023.5
2022	87020.5	13.06	—	56971.9	—	1600.0	1600.0	55371.9	159567.8	48203.7
2023	67776.9	13.74	299.5	36558.3	—	1600.0	1600.0	34958.3	194526.1	27645.2
2024	56910.5	14.51	—	25589.1	—	1600.0	1600.0	23989.1	218515.1	17246.7
2025	48514.3	15.25	—	17962.8	—	1600.0	1600.0	16362.8	234878.0	10691.5
2026	41144.3	15.79	—	13008.3	—	1440.0	1440.0	11568.3	246446.2	6871.5
2027	37511.4	16.60	—	9472.2	—	1280.0	1280.0	8192.2	254638.4	4425.1
2028	33878.7	17.33	—	6687.2	—	1120.0	1120.0	5567.2	260205.6	2736.3
2029	28536.6	17.48	—	5249.2	—	960.0	960.0	4289.2	264494.9	1915.9
2030	20188.7	17.31	—	3517.0	—	800.0	800.0	2717.0	267211.9	1103.9
2031	14730.6	17.37	—	2361.7	—	640.0	640.0	1721.7	268933.5	636.3
2032	11922.9	17.80	—	1534.5	—	480.0	480.0	1054.5	269988.0	354.9
2033	10274.3	18.69	—	837.9	—	320.0	320.0	517.9	270505.9	158.9
2034	8099.8	19.74	—	275.9	—	160.0	160.0	115.9	270621.8	33.0
2035	1156.2	20.33	—	17.6	—		—	17.6	270639.3	4.5
Rem.	—	—	27047.4	-27047.4	—		—	-27047.4	243591.9	-1568.4
Total	589565.5	14.35	27346.9	258791.9	—	15200.0	15200.0	243591.9	—	220482.6

	Remaining Reserves
Product	Gross Lease	W.I.	R.I.	Net
Crude Oil (Mbbl)	9,077.5	8,820.3	—	8,098.3
Natural Gas (MMcf)	164,036.0	162,996.2	—	153,787.8
Condensate (Mbbl)	99.0	99.0	—	65.6
Natural Gas Liquids (Mbbl)	5,025.8	4,993.1	—	4,412.0
Total (MBOE)	41,541.7	41,078.5	—	38,207.2

Net Present Value Before Tax - M$
@ 0.0%	@5.0%	@10.0%	@15.0%	@20.0%
243,591.9	237,019.8	220,482.6	204,722.6	191,241.6

RLI	3.01 yrs
Remaining Life	14.83 yrs
Price Schedule	C201231

22-0155	2022-09-02 3:18:46 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2020 Proved Developed Producing Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
Alberta
Reserves
A Corporate
Facility
Corp ADR Facility CAPEX	W-100.000	Facility	NRA	—	—	—	—	-12,072.7	-2,811.6	-714.3	-196.6
Corp ADR Well CAPEX	W-100.000	Facility	NRA	—	—	—	—	-15,274.2	-3,698.9	-1,089.2	-438.8
Corp G&A	W-100.000	Facility	NRA	—	—	—	—	-17,864.3	-15,691.3	-14,004.2	-12,666.6
Corp Maint CAPEX	W-100.000	Facility	NRA	—	—	—	—	-15,200.0	-11,935.3	-9,699.7	-8,109.0
Subtotal Facility				—	—	—	—	-60,411.2	-34,137.1	-25,507.4	-21,411.0
Subtotal A Corporate				—	—	—	—	-60,411.2	-34,137.1	-25,507.4	-21,411.0

Gold Creek
1.0 PDP
100/05-29-067-03W6/0	W-100.000	MONT G1	PDP	26.7	655.0	—	20.0	641.4	600.7	565.7	535.5
100/13-29-067-03W6/0	W-100.000	MONT G1	PDP	47.4	1097.6	—	33.5	1,301.5	1,184.8	1,089.3	1,009.9
100/04-30-067-03W6/0	W-100.000	MONT G1	PDP	56.8	1263.6	—	38.5	1,714.4	1,537.8	1,396.2	1,280.8
100/16-30-067-03W6/0	W-100.000	MONT G1	PDP	63.6	996.5	—	30.4	1,442.8	1,276.6	1,145.6	1,040.3
100/15-15-067-04W6/0	W-100.000	MONT G1	PDP	9.4	117.5	—	3.6	80.3	78.0	75.9	73.9
102/15-15-067-04W6/0	W-100.000	MONT G1	PDP	31.6	506.7	—	15.5	649.4	605.8	568.6	536.4
100/04-25-067-04W6/0	W-100.000	MONT G1	PDP	54.5	1299.7	—	39.6	1,581.5	1,421.9	1,293.8	1,189.3
102/04-25-067-04W6/0	W-100.000	MONT G1	PDP	75.4	1903.9	—	58.1	2,558.2	2,235.7	1,988.7	1,794.8
100/16-25-067-04W6/0	W-100.000	MONT G1	PDP	26.5	495.5	—	15.1	456.2	425.5	399.3	376.8
100/13-26-067-04W6/2	W-100.000	MONT G1	PDP	32.5	463.1	—	14.1	699.9	657.3	620.5	588.5
102/04-34-067-04W6/0	W-100.000	MONT G1	PDP	18.9	660.4	—	20.1	525.3	497.0	472.2	450.4
103/04-34-067-04W6/0	W-100.000	MONT G1	PDP	71.7	1531.9	—	46.7	2,159.1	1,944.9	1,773.4	1,633.5
104/04-34-067-04W6/0	W-100.000	MONT F3	PDP	16.9	420.8	—	12.8	424.0	406.3	390.5	376.3
100/05-34-067-04W6/0	W-100.000	MONT G1	PDP	12.2	537.9	—	16.4	308.7	293.8	280.7	268.9
102/05-34-067-04W6/0	W-100.000	MONT F3	PDP	20.7	454.8	—	13.9	474.2	451.7	431.8	414.2
103/05-34-067-04W6/0	W-100.000	MONT F3	PDP	27.5	735.0	—	22.4	811.7	766.8	727.7	693.3
100/12-34-067-04W6/0	W-100.000	MONT G1	PDP	33.1	2071.3	—	63.2	1,755.7	1,577.3	1,434.4	1,317.9
102/12-34-067-04W6/0	W-100.000	MONT G1	PDP	17.0	1075.9	—	32.8	775.5	723.2	678.5	639.9
103/12-34-067-04W6/0	W-100.000	MONT F3	PDP	20.0	747.6	—	22.8	713.2	675.7	643.0	614.1
102/13-34-067-04W6/0	W-100.000	MONT G1	PDP	—	4181.0	32.9	127.5	2,778.6	2,342.2	2,024.9	1,786.7
100/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	2677.3	27.1	81.7	1,495.3	1,310.5	1,168.4	1,056.4
102/14-34-067-04W6/0	W-100.000	MONT G1	PDP	—	2101.9	26.0	64.1	1,080.1	964.9	873.9	800.4
102/15-34-067-04W6/0	W-100.000	MONT G1	PDP	25.8	1838.3	—	56.1	1,454.4	1,322.4	1,214.4	1,124.9
100/16-34-067-04W6/0	W-100.000	MONT G1	PDP	71.9	4410.8	—	134.5	4,753.4	4,019.9	3,488.8	3,090.5
100/12-35-067-04W6/0	W-100.000	MONT G1	PDP	101.0	1798.3	—	54.8	3,175.1	2,747.6	2,426.6	2,178.4
100/13-35-067-04W6/0	W-100.000	MONT G1	PDP	78.6	1609.6	—	49.1	2,369.8	2,067.3	1,836.1	1,654.9
102/13-35-067-04W6/0	W-100.000	MONT G1	PDP	39.4	1192.4	—	36.4	1,255.8	1,146.8	1,057.0	982.0
100/12-36-067-04W6/0	W-100.000	MONT G1	PDP	132.6	1179.9	—	36.0	2,600.0	2,044.0	1,663.0	1,392.1
102/13-36-067-04W6/0	W-100.000	MONT G1	PDP	56.5	855.4	—	26.1	1,358.9	1,240.7	1,143.8	1,063.2
100/03-05-068-03W6/0	W-100.000	MONT G1	PDP	105.3	3635.8	—	110.9	5,278.4	4,527.5	3,975.8	3,556.5
100/05-05-068-03W6/0	W-100.000	MONT G1	PDP	127.3	4316.9	—	131.7	6,712.1	5,817.3	5,156.6	4,651.8
100/06-05-068-03W6/0	W-100.000	MONT G1	PDP	105.9	3405.0	—	103.9	5,227.2	4,584.3	4,099.6	3,722.8
100/12-05-068-03W6/0	W-100.000	MONT G1	PDP	128.2	5396.1	—	164.6	7,817.5	6,768.6	5,996.1	5,406.8
100/13-05-068-03W6/0	W-100.000	MONT G1	PDP	110.3	3829.8	—	116.8	5,809.1	5,059.3	4,501.0	4,071.4
102/13-05-068-03W6/0	W-100.000	MONT G1	PDP	105.9	2909.1	—	88.7	4,614.1	4,045.9	3,616.1	3,281.3
103/13-05-068-03W6/0	W-100.000	MONT F3	PDP	95.8	2651.0	—	80.9	4,083.3	3,606.8	3,241.5	2,953.8
102/01-09-068-03W6/0	W-100.000	MONT G1	PDP	210.2	5097.4	—	155.5	10,151.3	8,911.5	7,997.3	7,297.8
103/01-09-068-03W6/0	W-100.000	MONT G1	PDP	186.2	4364.4	—	133.1	8,607.0	7,616.2	6,872.8	6,296.5
100/08-09-068-03W6/0	W-100.000	MONT G1	PDP	200.7	4406.2	—	134.4	9,074.3	8,014.4	7,222.7	6,610.9
100/09-09-068-03W6/0	W-100.000	MONT G1	PDP	207.1	4406.2	—	134.4	9,288.5	8,168.1	7,336.2	6,696.4
102/09-09-068-03W6/0	W-100.000	MONT G1	PDP	233.9	4642.3	—	141.6	10,107.9	8,936.8	8,061.0	7,383.4
100/16-09-068-03W6/0	W-100.000	MONT G1	PDP	210.0	4754.8	—	145.0	9,736.2	8,572.5	7,709.3	7,045.7
102/16-09-068-03W6/0	W-100.000	MONT G1	PDP	233.9	4721.0	—	144.0	10,239.1	9,052.8	8,164.3	7,475.8
103/16-09-068-03W6/0	W-100.000	MONT F3	PDP	161.1	3224.1	—	98.3	6,892.5	6,120.5	5,536.8	5,081.1
102/04-01-068-04W6/0	W-100.000	MONT G1	PDP	12.3	328.8	—	10.0	189.7	181.6	174.4	168.0
100/12-01-068-04W6/0	W-100.000	MONT G1	PDP	57.1	1625.8	—	49.6	1,905.9	1,682.7	1,508.5	1,369.6
102/13-01-068-04W6/0	W-100.000	MONT G1	PDP	55.3	1673.4	—	51.0	1,913.8	1,689.4	1,514.3	1,374.7
100/05-02-068-04W6/0	W-100.000	MONT G1	PDP	77.4	1033.9	—	31.5	1,768.4	1,564.7	1,405.5	1,278.4
102/16-02-068-04W6/0	W-100.000	MONT G1	PDP	83.0	1108.5	—	33.8	2,100.0	1,868.8	1,687.5	1,542.2
100/04-09-068-04W6/0	W-100.000	MONT G1	PDP	66.6	1980.5	—	60.4	2,485.2	2,184.0	1,951.5	1,767.7
100/16-09-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,275.6	8,418.1	7,760.3	7,239.5
102/16-09-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,273.6	8,416.4	7,758.9	7,238.4
100/06-10-068-04W6/0	W-100.000	MONT G1	PDP	67.2	1674.5	—	51.1	2,249.8	1,991.5	1,789.9	1,629.0
102/06-10-068-04W6/0	W-100.000	MONT G1	PDP	36.5	536.0	—	16.3	681.3	634.2	594.1	559.7
100/12-10-068-04W6/0	W-100.000	MONT F3	PDP	18.6	307.0	—	9.4	309.4	295.4	283.0	271.9
103/12-10-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,288.7	8,428.7	7,768.9	7,246.7
100/01-12-068-04W6/0	W-100.000	MONT G1	PDP	52.0	716.9	—	21.9	1,286.4	1,187.5	1,104.7	1,034.5
100/01-15-068-04W6/0	W-100.000	MONT G1	PDP	38.5	307.2	—	9.4	716.2	674.4	638.2	606.6
100/04-15-068-04W6/0	W-100.000	MONT G1	PDP	41.2	622.8	—	19.0	723.6	660.5	608.2	564.3
100/12-15-068-04W6/0	W-100.000	MONT G1	PDP	107.6	1203.1	—	36.7	2,911.2	2,564.9	2,297.3	2,085.5
100/02-16-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,259.8	8,405.1	7,749.5	7,230.5
100/06-16-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,249.1	8,396.2	7,741.9	7,224.1
100/07-16-068-04W6/0	W-100.000	MONT G1	PDP	65.2	609.5	—	18.6	1,246.9	1,134.5	1,042.6	966.5
102/07-16-068-04W6/0	W-100.000	MONT G1	PDP	235.1	3032.9	—	92.5	9,261.2	8,406.2	7,750.4	7,231.3
100/08-16-068-04W6/0	W-100.000	MONT G1	PDP	33.2	295.3	—	9.0	574.5	541.0	512.0	486.6
100/13-12-068-05W6/0	W-100.000	MONT G1	PDP	76.2	658.0	—	20.1	1,428.4	1,258.2	1,124.9	1,018.3
Subtotal 1.0 PDP				5,888.7	133,518.3	85.9	4,072.3	233,131.3	206,953.6	187,126.2	171,629.8
Subtotal Gold Creek				5,888.7	133,518.3	85.9	4,072.3	233,131.3	206,953.6	187,126.2	171,629.8

Karr
1.0 PDP
100/04-32-063-01W6/0	W-35.000	MONT G1	PDP	25.1	112.9	—	3.6	444.1	421.5	401.7	384.3

22-0155	2022-09-02 3:18:47 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2020 Proved Developed Producing Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
	Company		Reserve	Oil	Gas	Cond.	NGL
Area and Property	Interest %	Zones	Class	Mbbl	MMcf	Mbbl	Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
100/15-06-064-01W6/0	W-35.000	MONT F3	PDP	6.8	23.2	—	0.7	81.3	79.6	78.0	76.6
102/13-01-064-03W6/0	W-35.000	MONT G	PDP	104.5	407.1	—	12.8	3,273.7	3,065.8	2,893.8	2,749.1
100/01-11-064-03W6/0	W-100.000	MONT G1	PDP	102.6	2001.5	—	63.0	3,205.8	2,857.0	2,582.0	2,360.6
100/05-16-064-03W6/0	W-100.000	MONT F3	PDP	98.8	1259.8	—	39.7	2,089.2	1,864.8	1,686.0	1,540.8
100/04-21-064-03W6/2	W-100.000	MONT F3	PDP	140.5	1015.4	—	32.0	2,400.9	2,114.8	1,891.3	1,713.1
100/14-21-064-03W6/0	W-100.000	MONT F3	PDP	154.9	790.0	—	24.9	3,021.2	2,737.4	2,507.2	2,317.5
102/13-26-064-03W6/0	W-100.000	MONT F3	PDP	146.8	1565.3	—	49.3	3,869.5	3,471.5	3,154.5	2,896.9
1S0/02-28-064-03W6/0	W-100.000	MONT F3	PDP	6.6	29.9	—	0.9	63.9	62.6	61.4	60.3
100/04-32-064-03W6/0	W-100.000	MONT F3	PDP	21.7	166.0	—	5.2	121.5	116.4	111.8	107.7
100/11-32-064-03W6/2	W-100.000	MONT G1	PDP	74.7	777.6	—	24.5	1,545.4	1,422.2	1,319.5	1,232.8
103/13-32-064-03W6/0	W-100.000	MONT F3	PDP	117.2	1067.6	—	33.6	2,891.8	2,600.4	2,366.5	2,175.5
100/15-03-065-03W6/2	W-100.000	MONT BD	PDP	9.8	41.7	—	1.3	38.0	37.2	36.4	35.6
100/16-03-065-03W6/0	W-100.000	MONT SXMTH	PDP	48.5	33.4	—	1.1	489.1	464.8	443.5	424.5
1S0/04-05-065-03W6/0	W-100.000	MONT F3	PDP	34.5	425.5	—	13.4	663.1	629.2	599.5	573.1
100/12-06-065-03W6/0	W-100.000	MONT G1	PDP	209.9	2355.0	—	74.2	7,075.6	6,409.2	5,877.5	5,444.4
100/07-08-065-03W6/0	W-100.000	MONT G1	PDP	17.1	145.6	—	4.6	130.5	126.2	122.3	118.8
100/08-08-065-03W6/0	W-100.000	MONT F3	PDP	55.3	499.6	—	15.7	1,085.3	1,011.5	948.6	894.4
102/04-16-065-03W6/0	W-100.000	DUN	PDP	8.9	46.7	—	1.5	45.5	44.5	43.6	42.7
100/02-21-065-03W6/0	W-100.000	MONT F3	PDP	8.3	91.9	—	2.9	55.6	54.3	53.1	52.1
100/14-21-065-03W6/0	W-100.000	MONT F3	PDP	3.5	118.6	—	3.7	35.0	33.9	33.0	32.1
100/04-23-065-03W6/2	W-100.000	MONT F3	PDP	—	105.9	3.5	3.3	25.0	24.4	23.9	23.4
102/13-27-065-03W6/0	W-100.000	MONT F3	PDP	3.7	57.7	—	1.8	25.5	25.0	24.4	23.9
102/13-28-065-03W6/0	W-100.000	MONT F3	PDP	8.3	119.5	—	3.8	76.1	74.4	72.9	71.4
102/15-28-065-03W6/0	W-100.000	MONT F3	PDP	6.0	120.7	—	3.8	44.7	43.7	42.8	41.9
100/16-28-065-03W6/3	W-100.000	MONT F3	PDP	4.3	109.7	—	3.5	32.3	31.5	30.8	30.2
102/16-31-065-03W6/0	W-100.000	MONT G1	PDP	14.8	100.6	—	3.2	85.0	82.6	80.4	78.3
100/14-33-065-03W6/0	W-100.000	MONT F3	PDP	5.2	72.3	—	2.3	31.2	30.5	29.8	29.2
100/09-01-065-04W6/2	W-100.000	MONT G1	PDP	157.9	1581.5	—	49.8	4,956.7	4,488.3	4,114.6	3,810.6
103/09-01-065-04W6/0	W-100.000	MONT F3	PDP	170.6	1890.1	—	59.5	5,443.9	4,960.9	4,570.8	4,250.0
100/16-01-065-04W6/3	W-100.000	MONT G1	PDP	115.2	1801.5	—	56.7	3,577.2	3,218.7	2,933.5	2,702.1
102/16-01-065-04W6/0	W-100.000	MONT F3	PDP	71.0	454.6	—	14.3	1,668.7	1,578.5	1,500.3	1,431.8
100/13-34-065-04W6/4	W-100.000	MONT G1	PDP	120.9	951.5	—	30.0	2,535.4	2,277.8	2,072.1	1,904.6
100/04-02-066-03W6/3	W-100.000	MONT F3	PDP	6.1	61.8	—	1.9	40.0	39.2	38.5	37.8
103/01-07-066-03W6/0	W-100.000	MONT G1	PDP	142.5	690.4	—	21.7	2,937.4	2,637.4	2,397.4	2,201.7
104/01-07-066-03W6/0	W-100.000	MONT G1	PDP	142.8	1103.0	—	34.7	3,128.3	2,820.2	2,572.1	2,368.8
100/08-07-066-03W6/0	W-100.000	MONT F3	PDP	25.5	130.5	—	4.1	263.8	254.2	245.5	237.6
100/16-08-066-03W6/2	W-75.000	MONT F3	PDP	3.1	66.4	—	2.1	19.1	18.6	18.2	17.8
102/13-09-066-03W6/0	W-100.000	MONT G1	PDP	4.6	57.4	—	1.8	23.2	22.6	22.1	21.7
100/16-10-066-03W6/2	W-75.000	MONT G1	PDP	8.4	26.9	—	0.8	32.6	31.9	31.3	30.7
100/02-16-066-03W6/0	W-100.000	MONT G1	PDP	10.0	38.3	—	1.2	62.3	60.9	59.6	58.4
100/08-21-066-03W6/0	W-100.000	MONT G1	PDP	31.2	182.9	—	5.8	387.5	370.0	354.4	340.5
102/14-13-066-04W6/2	W-100.000	MONT G1	PDP	—	116.7	9.6	3.7	22.1	21.5	20.9	20.4
102/16-23-066-04W6/0	W-100.000	MONT G1	PDP	5.2	48.3	—	1.5	36.6	35.7	34.9	34.1
100/12-24-066-04W6/0	W-100.000	MONT G1	PDP	121.0	1477.7	—	46.5	3,312.6	2,992.9	2,736.3	2,526.6
102/12-24-066-04W6/0	W-100.000	MONT F3	PDP	98.7	2151.0	—	67.8	3,543.5	3,184.7	2,899.2	2,667.5
103/12-24-066-04W6/0	W-100.000	MONT G1	PDP	183.7	2613.1	—	82.3	5,715.6	5,038.2	4,516.8	4,105.3
Subtotal 1.0 PDP				2,856.8	29,104.3	13.1	916.8	70,652.3	63,989.2	58,654.6	54,299.2
Subtotal Karr				2,856.8	29,104.3	13.1	916.8	70,652.3	63,989.2	58,654.6	54,299.2

Simonette
1.0 PDP
100/12-29-063-25W5/0	W-100.000	MONT F3	PDP	24.2	158.9	—	1.7	56.5	55.0	53.5	52.2
100/02-13-063-26W5/0	W-100.000	MONT F3	PDP	18.4	72.0	—	0.8	80.4	78.6	77.0	75.5
100/01-24-063-26W5/0	W-100.000	MONT F3	PDP	6.2	27.2	—	0.3	17.4	16.9	16.5	16.1
100/01-36-063-26W5/0	W-100.000	MONT F3	PDP	4.8	40.4	—	0.4	14.0	13.6	13.3	13.0
100/13-01-064-26W5/2	W-100.000	DUV	PDP	11.5	25.7	—	0.3	28.7	28.1	27.5	27.0
100/16-12-064-26W5/0	W-100.000	MONT F3	PDP	9.7	49.4	—	0.5	22.5	21.9	21.4	20.8
Subtotal 1.0 PDP				74.8	373.6	—	4.0	219.4	214.1	209.1	204.6
Subtotal Simonette				74.8	373.6	—	4.0	219.4	214.1	209.1	204.6
Subtotal Reserves				8,820.3	162,996.2	99.0	4,993.1	243,591.9	237,019.8	220,482.6	204,722.6

Total				8,820.3	162,996.2	99.0	4,993.1	243,591.9	237,019.8	220,482.6	204,722.6

22-0155	2022-09-02 3:18:47 PM

Prices: YE2020 SEC Prices	Hammerhead Resources Inc.	Table 1
Eff. Date: December 31, 2020
Currency: CAD	Forecast of Production and Revenue Before Tax - Company Share
Constant Prices and Costs as of December 31, 2020
Proved Undeveloped Reserves

Total Company

		Crude Oil			Natural Gas			Condensate			Natural Gas Liquids			Sulphur & Other Revenue M$	Company Share Revenue M$
Year	WI Wells	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$	WI & RI Volume MMcf	Sales Price $/Mcf	Sales Revenue M$	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$	WI & RI Volume Mbbl	Sales Price $/bbl	Sales Revenue M$			BOE/d
2021	5.3	341.1	45.13	15394.2	2814.7	2.45	6904.5	—	—	—	86.9	25.78	2241.5	—	24540.2	2458
2022	20.0	1246.3	44.95	56021.2	16987.3	2.45	41669.9	—	—	—	519.5	26.17	13592.7	—	111283.8	12595
2023	40.2	2449.0	45.10	110440.3	26406.3	2.45	64774.8	—	—	—	814.2	25.85	21046.7	—	196261.8	20998
2024	65.7	3379.6	45.12	152485.2	32196.6	2.45	78978.4	—	—	—	993.7	25.81	25648.8	—	257112.4	26610
2025	96.7	4655.8	45.16	210266.1	41992.2	2.45	103006.9	—	—	—	1300.4	25.68	33398.6	—	346671.6	35493
2026	104.5	3102.2	45.18	140146.3	33636.2	2.45	82509.6	—	—	—	1043.8	25.60	26725.6	—	249381.6	26718
2027	104.5	1844.3	45.16	83279.2	23229.9	2.45	56983.1	—	—	—	720.2	25.64	18465.5	—	158727.7	17633
2028	104.5	1347.3	45.14	60824.2	17997.8	2.45	44148.6	—	—	—	557.7	25.66	14310.2	—	119283.1	13401
2029	104.5	1062.6	45.14	47963.5	14677.1	2.45	36002.9	—	—	—	454.6	25.67	11672.0	—	95638.3	10859
2030	103.3	874.5	45.13	39466.2	12387.3	2.45	30386.0	—	—	—	383.6	25.69	9852.7	—	79704.9	9103
2031	102.5	742.6	45.13	33510.7	10713.5	2.45	26280.2	—	—	—	331.6	25.70	8522.5	—	68313.3	7835
2032	102.0	646.8	45.12	29187.5	9441.7	2.45	23160.4	—	—	—	292.2	25.71	7511.5	—	59859.5	6865
2033	101.5	568.0	45.12	25628.7	8350.9	2.45	20484.7	—	—	—	258.4	25.71	6643.9	—	52757.2	6077
2034	84.5	441.2	45.13	19912.6	6482.6	2.45	15901.8	—	—	—	200.8	25.68	5155.6	—	40969.9	4719
2035	58.3	299.2	45.18	13515.4	4229.6	2.45	10375.1	—	—	—	131.4	25.57	3359.0	—	27249.5	3111
Rem.	—	317.1	45.23	14340.2	4300.7	2.45	10549.5	—	—	—	134.1	25.43	3409.5	—	28299.2	799
Total	—	23317.5	45.13	1052381.6	265844.4	2.45	652116.2	—	—	-8223.1		25.73	211556.3	—	1916054.1	—

	Crown Royalties			Freehold Royalties			Overriding Royalties
	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Unadj.	Royalty	Adj.	Mineral	Sask. Cap.			NPI
	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Royalty	Adj.	Royalty	Tax	Surch.	Total Royalties & Taxes		Pymts.
Year	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
2021	1200.7	247.0	953.7	—	—	—	—	—	—	—	—	953.7	3.9	—
2022	5403.8	1531.6	3872.2	—	—	—	—	—	—	—	—	3872.2	3.5	—
2023	9719.0	2459.6	7259.4	—	—	—	—	—	—	—	—	7259.4	3.7	—
2024	13206.8	3199.0	10007.7	—	—	—	—	—	—	—	—	10007.7	3.9	—
2025	17808.4	4266.1	13542.3	—	—	—	—	—	—	—	—	13542.3	3.9	—
2026	12988.5	3703.8	9284.7	—	—	—	—	—	—	—	—	9284.7	3.7	—
2027	8968.4	2822.5	6145.9	—	—	—	—	—	—	—	—	6145.9	3.9	—
2028	7642.4	2352.0	5290.5	—	—	—	—	—	—	—	—	5290.5	4.4	—
2029	6752.1	1995.9	4756.2	—	—	—	—	—	—	—	—	4756.2	5.0	—
2030	5915.1	1051.7	4863.3	—	—	—	—	—	—	—	—	4863.3	6.1	—
2031	5193.3	915.7	4277.6	—	—	—	—	—	—	—	—	4277.6	6.3	—
2032	4645.4	809.9	3835.5	—	—	—	—	—	—	—	—	3835.5	6.4	—
2033	4029.8	711.3	3318.5	—	—	—	—	—	—	—	—	3318.5	6.3	—
2034	2994.3	544.4	2449.9	—	—	—	—	—	—	—	—	2449.9	6.0	—
2035	1918.3	349.5	1568.7	—	—	—	—	—	—	—	—	1568.7	5.8	—
Rem.	1838.8	344.2	1494.6	—	—	—	—	—	—	—	—	1494.6	5.3	—
Total	110224.9	27304.1	82920.7	—	—	—	—	—	—	—	—	82920.7	4.3	—

					Capital Costs			Future Net Revenue Before Tax
			ADR	Net Op.	Drilling	Equip. &	Total			NPV
	Operating Costs		Costs	Income	& Compl.	Facility	Capital	Annual	Cum.	@10.0%
Year	M$	$/BOE	M$	M$	M$	M$	M$	M$	M$	M$
2021	8742.6	9.75	—	14843.8	49287.5	6800.0	56087.5	-41243.7	-41243.7	-38700.5
2022	45451.2	9.89	—	61960.3	132800.0	19200.0	152000.0	-90039.7	-131283.4	-76327.4
2023	77278.9	10.08	—	111723.5	130500.0	18400.0	148900.0	-37176.5	-168459.8	-27303.0
2024	101291.3	10.40	—	145813.4	146050.0	64800.0	210850.0	-65036.6	-233496.4	-47183.4
2025	136223.9	10.52	—	196905.4	200750.0	25600.0	226350.0	-29444.6	-262941.0	-20567.3
2026	110843.1	11.37	—	129253.8	—	960.0	960.0	128293.8	-134647.2	76429.9
2027	81598.9	12.68	—	70983.0	—	1120.0	1120.0	69863.0	-64784.2	37754.0
2028	68089.3	13.88	—	45903.3	—	1280.0	1280.0	44623.3	-20160.9	21913.6
2029	60608.3	15.29	—	30273.9	—	1440.0	1440.0	28833.9	8673.0	12869.8
2030	54424.9	16.38	—	20416.6	—	1600.0	1600.0	18816.6	27489.6	7635.4
2031	49968.5	17.47	—	14067.3	—	1520.0	1520.0	12547.3	40036.9	4630.2
2032	46692.1	18.58	—	9331.9	—	1440.0	1440.0	7891.9	47928.8	2651.0
2033	43907.9	19.79	—	5530.8	—	1360.0	1360.0	4170.8	52099.7	1275.6
2034	35482.6	20.60	—	3037.5	—	1280.0	1280.0	1757.5	53857.2	491.0
2035	23457.8	20.66	240.0	1983.0	—	1200.0	1200.0	783.0	54640.1	199.6
Rem.	25258.7	21.63	12300.0	-10754.1	—	2400.0	2400.0	-13154.1	41486.1	-2010.2
Total	969319.8	12.78	12540.0	851273.6	659387.5	150400.0	809787.5	41486.1	—	-46241.8

	Remaining Reserves
Product	Gross Lease	W.I.	R.I.	Net
Crude Oil (Mbbl)	23,464.2	23,317.5	—	21,881.8
Natural Gas (MMcf)	266,905.5	265,844.4	—	252,552.1
Natural Gas Liquids (Mbbl)	8,256.5	8,223.1	—	7,647.9
Total (MBOE)	76,205.0	75,848.0	—	71,621.7

Net Present Value Before Tax - M$
@ 0.0%	@5.0%	@10.0%	@15.0%	@20.0%
41,486.1	-12,162.7	-46,241.8	-67,164.9	-79,495.9

RLI	50+ yrs
Remaining Life	18.66 yrs
Price Schedule	C201231

22-0155	2022-09-02 3:18:49 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2020 Proved Undeveloped Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
Alberta
Reserves
A Corporate
Facility
Corp Field CAPEX	W-100.000	Facility	NRA	—	—	—	—	-48,000.0	-41,380.0	-35,920.2	-31,377.5
Corp G&A	W-100.000	Facility	NRA	—	—	—	—	-39,386.5	-29,612.1	-23,039.7	-18,441.7
Corp Maint CAPEX	W-100.000	Facility	NRA	—	—	—	—	-18,800.0	-11,938.7	-8,078.8	-5,774.1
Subtotal Facility				—	—	—	—	-106,186.5	-82,930.8	-67,038.7	-55,593.3
Subtotal A Corporate				—	—	—	—	-106,186.5	-82,930.8	-67,038.7	-55,593.3

Gold Creek
3.0 PUD
GC Core 4-6 Por 2400m-01	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	733.9	267.3	-74.2	-320.4
GC Core 4-6 Por 2400m-02	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	733.3	264.7	-73.5	-313.4
GC Core 4-6 Por 2400m-03	W-100.000	MONT G1	PUD	167.1	2176.0	—	66.4	733.0	263.2	-73.6	-310.8
GC Core 4-6 Por 2400m-04	W-100.000	MONT G1	PUD	166.8	2171.4	—	66.2	734.4	265.0	-69.2	-302.7
GC Core 4-6 Por 2400m-05	W-100.000	MONT G1	PUD	166.5	2166.3	—	66.1	733.9	262.9	-69.7	-300.3
GC Core 4-6 Por 2400m-06	W-100.000	MONT G1	PUD	165.8	2156.1	—	65.8	732.7	259.8	-69.3	-293.8
GC Core 4-6 Por 2400m-07	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	731.5	257.4	-68.2	-286.9
GC Core 4-6 Por 2400m-08	W-100.000	MONT G1	PUD	167.1	2176.0	—	66.4	731.1	256.1	-68.2	-284.4
GC Core 4-6 Por 2400m-09	W-100.000	MONT G1	PUD	166.8	2171.1	—	66.2	731.3	255.3	-67.2	-280.4
GC Core 4-6 Por 2400m-10	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	730.6	253.2	-67.8	-278.2
GC Core 4-6 Por 2400m-11	W-100.000	MONT G1	PUD	166.8	2171.1	—	66.2	730.6	252.8	-66.4	-274.2
GC Core 4-6 Por 2400m-12	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	729.9	250.7	-67.0	-272.0
GC Core 4-6 Por 2400m-13	W-100.000	MONT G1	PUD	166.5	2166.0	—	66.1	729.9	250.7	-67.0	-272.0
GC Core 4-6 Por 2400m-14	W-100.000	MONT G1	PUD	167.1	2176.0	—	66.4	729.6	249.4	-67.1	-269.7
GC Core 4-6 Por 2400m-15	W-100.000	MONT G1	PUD	167.1	2176.0	—	66.4	729.6	249.4	-67.1	-269.7
GC Core 4-6 Por 2400m-16	W-100.000	MONT G1	PUD	166.8	2171.3	—	66.2	730.4	249.8	-64.5	-264.3
GC Core 4-6 Por 2400m-17	W-100.000	MONT G1	PUD	166.8	2171.3	—	66.2	730.4	249.8	-64.5	-264.3
GC Core 4-6 Por 2400m-18	W-100.000	MONT G1	PUD	166.5	2166.2	—	66.1	729.8	247.9	-65.1	-262.2
GC Core 4-6 Por 2400m-19	W-100.000	MONT G1	PUD	166.5	2166.2	—	66.1	729.8	247.9	-65.1	-262.2
GC Core 4-6 Por 2400m-20	W-100.000	MONT G1	PUD	166.5	2165.8	—	66.1	725.8	236.0	-62.9	-238.1
GC Core 4-6 Por 2400m-21	W-100.000	MONT G1	PUD	167.1	2175.9	—	66.4	725.5	234.7	-63.1	-236.2
GC Core 4-6 Por 2400m-22	W-100.000	MONT G1	PUD	166.8	2171.3	—	66.2	726.8	236.2	-59.5	-230.1
GC Core 4-6 Por 2400m-23	W-100.000	MONT G1	PUD	166.5	2166.2	—	66.1	726.2	234.3	-59.9	-228.3
GC Core 4-6 Por 2400m-24	W-100.000	MONT G1	PUD	166.2	2161.2	—	65.9	726.0	233.4	-59.1	-225.1
GC Core 4-6 Por 2400m-25	W-100.000	MONT G1	PUD	165.8	2156.0	—	65.8	724.9	231.3	-59.7	-223.5
GC Core 4-6 Por 2400m-26	W-100.000	MONT G1	PUD	166.8	2171.1	—	66.2	724.9	231.2	-58.3	-220.0
GC Core 6+ Por 2600-01	W-100.000	MONT G1	PUD	224.2	4935.9	—	150.5	5,086.1	3,777.1	2,813.7	2,090.0
GC Core 6+ Por 2600-02	W-100.000	MONT G1	PUD	224.2	4935.9	—	150.5	5,086.1	3,777.1	2,813.7	2,090.0
GC Core 6+ Por 2600-03	W-100.000	MONT G1	PUD	224.2	4935.9	—	150.5	5,086.1	3,777.1	2,813.7	2,090.0
GC Core 6+ Por 2600-04	W-100.000	MONT G1	PUD	225.2	4963.5	—	151.4	5,085.6	3,703.0	2,707.1	1,975.2
GC Core 6+ Por 2600-05	W-100.000	MONT G1	PUD	225.0	4956.8	—	151.2	5,085.6	3,688.5	2,686.7	1,953.7
GC Core 6+ Por 2600-06	W-100.000	MONT G1	PUD	225.5	4970.4	—	151.6	5,085.1	3,672.8	2,664.3	1,929.6
GC Core F3 2400-01	W-100.000	MONT F3	PUD	151.3	2806.5	—	85.6	1,408.6	822.9	395.1	85.0
GC Core F3 2400-02	W-100.000	MONT F3	PUD	151.3	2806.5	—	85.6	1,408.0	815.7	388.5	82.7
GC Core F3 2400-03	W-100.000	MONT F3	PUD	151.3	2806.5	—	85.6	1,408.0	815.7	388.5	82.7
GC Core F3 2400-04	W-100.000	MONT F3	PUD	151.3	2806.5	—	85.6	1,404.4	775.4	352.9	72.3
GC Core F3 2400-05	W-100.000	MONT F3	PUD	151.3	2806.5	—	85.6	1,404.4	775.4	352.9	72.3
GC Core F3 2400-06	W-100.000	MONT F3	PUD	151.0	2800.1	—	85.4	1,399.6	731.7	315.2	59.6
GC Core F3 2400-07	W-100.000	MONT F3	PUD	151.0	2800.1	—	85.4	1,399.6	731.7	315.2	59.6
GC Core F3 2400-08	W-100.000	MONT F3	PUD	151.0	2800.1	—	85.4	1,399.6	731.7	315.2	59.6
GC Core F3 2400-09	W-100.000	MONT F3	PUD	151.6	2813.1	—	85.8	1,400.8	731.6	316.2	62.5
GC Core F3 2400-10	W-100.000	MONT F3	PUD	151.3	2806.9	—	85.6	1,400.3	727.8	312.8	60.9
GC Core F3 2400-11	W-100.000	MONT F3	PUD	151.1	2800.7	—	85.4	1,400.3	725.0	310.7	60.8
GC Core F3 2400-12	W-100.000	MONT F3	PUD	150.8	2794.4	—	85.2	1,399.5	721.1	307.3	59.2
GC Core F3 2600-01	W-100.000	MONT F3	PUD	163.6	3018.4	—	92.1	1,700.5	1,071.8	582.7	202.5
GC Core F3 2600-02	W-100.000	MONT F3	PUD	163.6	3018.4	—	92.1	1,700.5	1,071.8	582.7	202.5
GC Core F3 2600-03	W-100.000	MONT F3	PUD	163.6	3018.4	—	92.1	1,700.5	1,071.8	582.7	202.5
GC Core F3 2600-04	W-100.000	MONT F3	PUD	164.1	3030.9	—	92.4	1,699.1	1,051.0	561.8	193.3
GC Core F3 2600-05	W-100.000	MONT F3	PUD	163.8	3024.8	—	92.3	1,699.2	1,047.1	558.1	192.1
GC Core F3 2600-06	W-100.000	MONT F3	PUD	164.1	3030.9	—	92.4	1,698.5	1,042.1	552.7	188.7
GC Core F3 2800-02	W-100.000	MONT F3	PUD	177.7	3285.2	—	100.2	2,030.0	1,288.7	729.3	306.1
GC Core F3 2800-03	W-100.000	MONT F3	PUD	177.7	3285.2	—	100.2	2,030.0	1,288.7	729.3	306.1
GC Core F3 2800-04	W-100.000	MONT F3	PUD	177.7	3285.2	—	100.2	2,030.0	1,288.7	729.3	306.1
GC Core F3 2800-05	W-100.000	MONT F3	PUD	177.7	3285.2	—	100.2	2,030.0	1,288.7	729.3	306.1
Subtotal 3.0 PUD				9,188.6	151,007.6	—	4,605.7	84,641.9	49,501.6	25,190.6	8,368.5
Subtotal Gold Creek				9,188.6	151,007.6	—	4,605.7	84,641.9	49,501.6	25,190.6	8,368.5

Karr
3.0 PUD
100/16-13-064-03W6/0	W-50.000	MONT G	PUD	146.7	1061.2	—	33.4	2,436.9	2,055.1	1,737.5	1,472.5
102/05-21-064-03W6/0	W-100.000	MONT F3	PUD	251.7	1804.4	—	56.8	496.8	-84.2	-456.9	-688.1
100/12-21-064-03W6/0	W-100.000	MONT F3	PUD	251.7	1804.4	—	56.8	501.5	-81.4	-455.3	-687.2
100/13-21-064-03W6/0	W-100.000	MONT F3	PUD	251.7	1804.4	—	56.8	505.5	-79.1	-454.0	-686.4
102/14-21-064-03W6/0	W-100.000	MONT F3	PUD	251.7	1804.4	—	56.8	502.0	-81.1	-455.2	-687.1
100/07-06-066-03W6/0	W-100.000	MONT G1	PUD	187.0	1230.3	—	38.8	1,787.3	1,414.8	1,093.8	820.2
102/09-06-066-03W6/0	W-100.000	MONT F3	PUD	187.0	1230.3	—	38.8	1,787.3	1,414.8	1,093.8	820.2
PR-KNW F-3000m-001	W-100.000	MONT F3	PUD	251.4	2565.6	—	80.8	421.4	-279.3	-759.0	-1,082.6
PR-KNW F-3000m-002	W-100.000	MONT F3	PUD	251.4	2565.6	—	80.8	421.4	-279.3	-759.0	-1,082.6
PR-KNW F-3000m-003	W-100.000	MONT F3	PUD	251.4	2565.6	—	80.8	421.4	-279.3	-759.0	-1,082.6
PR-KNW F-3000m-004	W-100.000	MONT F3	PUD	251.0	2560.3	—	80.6	420.4	-279.7	-754.7	-1,071.8
PR-KNW F-3000m-005	W-100.000	MONT F3	PUD	251.4	2565.6	—	80.8	413.6	-257.6	-629.6	-819.8
PR-KNW F-3000m-006	W-100.000	MONT F3	PUD	251.4	2565.6	—	80.8	413.6	-257.6	-629.6	-819.8
PR-KNW F-3000m-007	W-100.000	MONT F3	PUD	251.8	2570.8	—	81.0	411.4	-249.8	-590.4	-746.1

22-0155	2022-09-02 3:18:49 PM

Prices: YE2020 SEC Prices Eff. Date: December 31, 2020 Currency: CAD	Hammerhead Resources Inc. Reserves and Net Present Value by Property Constant Prices and Costs as of December 31, 2020 Proved Undeveloped Reserves Total Company	Table 2

				Company WI & RI Reserves				Net Present Value Before Tax (M$)
Area and Property	Company Interest %	Zones	Reserve Class	Oil Mbbl	Gas MMcf	Cond. Mbbl	NGL Mbbl	@ 0.0%	@ 5.0%	@ 10.0%	@ 15.0%
PR-KNW F-3000m-008	W-100.000	MONT F3	PUD	252.6	2581.1	—	81.3	411.0	-249.3	-586.5	-738.4
PR-KNW F-3000m-009	W-100.000	MONT F3	PUD	252.2	2576.0	—	81.1	411.1	-247.9	-581.3	-729.1
PR-KNW F-3000m-010	W-100.000	MONT F3	PUD	251.8	2570.8	—	81.0	410.5	-248.0	-577.9	-721.8
PR-KNW G-2400m-001	W-100.000	MONT G	PUD	245.0	2020.0	—	63.6	1,044.8	354.4	-83.3	-354.4
PR-KNW G-2400m-002	W-100.000	MONT G	PUD	245.0	2020.0	—	63.6	1,044.8	354.4	-83.3	-354.4
PR-KNW G-3000m-001	W-100.000	MONT G	PUD	317.7	2630.5	—	82.9	2,244.4	1,154.2	402.0	-119.2
PR-KNW G-3000m-002	W-100.000	MONT G	PUD	317.7	2630.5	—	82.9	2,244.4	1,154.2	402.0	-119.2
PR-KNW G-3000m-003	W-100.000	MONT G	PUD	317.7	2630.5	—	82.9	2,244.4	1,154.2	402.0	-119.2
PR-KNW G-3000m-004	W-100.000	MONT G	PUD	317.2	2626.2	—	82.7	2,243.8	1,148.1	397.1	-119.8
PR-KNW G-3000m-005	W-100.000	MONT G	PUD	318.1	2634.7	—	83.0	2,243.4	1,142.5	392.5	-120.3
PR-KNW G-3000m-006	W-100.000	MONT G	PUD	317.7	2630.8	—	82.9	2,244.9	1,142.1	395.4	-111.7
PR-KNW G-3000m-007	W-100.000	MONT G	PUD	317.3	2626.5	—	82.7	2,244.1	1,136.1	390.7	-112.1
PR-KNW G-3000m-008	W-100.000	MONT G	PUD	317.3	2626.3	—	82.7	2,239.4	1,078.9	353.0	-99.1
PR-KNW G-3000m-009	W-100.000	MONT G	PUD	317.6	2630.4	—	82.9	2,235.5	1,042.0	329.6	-91.6
PR-KNW G-3000m-010	W-100.000	MONT G	PUD	317.6	2630.4	—	82.9	2,235.5	1,042.0	329.6	-91.6
PR-KNW G-3000m-011	W-100.000	MONT G	PUD	316.4	2617.6	—	82.5	2,233.8	1,016.2	314.4	-84.7
PR-KNW G-3000m-012	W-100.000	MONT G	PUD	316.0	2613.3	—	82.3	2,233.2	1,012.3	312.6	-82.8
PR-KNW G-3000m-013	W-100.000	MONT G	PUD	317.2	2626.0	—	82.7	2,232.4	1,007.5	309.3	-82.9
PR-KNW G-3000m-014	W-100.000	MONT G	PUD	318.0	2634.6	—	83.0	2,231.9	1,002.7	305.8	-83.1
PR-KNW G-3000m-015	W-100.000	MONT G	PUD	317.6	2630.4	—	82.9	2,232.0	999.1	304.1	-81.3
PR-KSO-2600m-05	W-100.000	MONT F3,G	PUD	251.7	1804.4	—	56.8	501.5	-81.4	-455.3	-687.2
PR-KSO-2600m-06	W-100.000	MONT F3,G	PUD	251.7	1804.4	—	56.8	501.5	-81.4	-455.3	-687.2
PR-KSO-2600m-07	W-100.000	MONT F3,G	PUD	250.6	1791.0	—	56.4	498.9	-77.9	-404.4	-576.6
PR-KSO-2600m-08	W-100.000	MONT F3,G	PUD	250.6	1791.0	—	56.4	498.9	-77.9	-404.4	-576.6
PR-KSO-3000m-01	W-100.000	MONT F3,G	PUD	294.2	2131.2	—	67.1	1,015.3	214.1	-267.5	-546.9
PR-KSO-3000m-02	W-100.000	MONT F3,G	PUD	294.2	2131.2	—	67.1	1,015.3	214.1	-267.5	-546.9
PR-KSO-3000m-03	W-100.000	MONT F3,G	PUD	294.2	2131.2	—	67.1	1,015.3	214.1	-267.5	-546.9
PR-KSO-3000m-04	W-100.000	MONT F3,G	PUD	295.0	2140.2	—	67.4	1,014.9	212.7	-266.3	-541.7
PR-KSO-3000m-05	W-100.000	MONT F3,G	PUD	295.0	2140.2	—	67.4	1,014.9	212.7	-266.3	-541.7
PR-KSO-3000m-06	W-100.000	MONT F3,G	PUD	295.0	2140.2	—	67.4	1,014.9	212.7	-266.3	-541.7
PR-KSO-3000m-07	W-100.000	MONT F3,G	PUD	295.0	2140.3	—	67.4	1,014.0	207.5	-250.4	-497.4
PR-KSO-3000m-08	W-100.000	MONT F3,G	PUD	294.6	2135.9	—	67.3	1,014.2	207.2	-247.6	-490.7
PR-KSO-3000m-09	W-100.000	MONT F3,G	PUD	294.2	2131.3	—	67.1	1,013.5	205.1	-246.9	-486.3
PR-KSO-3000m-10	W-100.000	MONT F3,G	PUD	294.2	2131.3	—	67.1	1,013.5	205.1	-246.9	-486.3
PR-KSO-3000m-11	W-100.000	MONT F3,G	PUD	294.6	2135.8	—	67.3	1,012.9	203.5	-246.0	-481.8
PR-KSO-3000m-12	W-100.000	MONT F3,G	PUD	294.2	2131.3	—	67.1	1,012.9	203.0	-243.4	-475.4
PR-KSO-3000m-13	W-100.000	MONT F3,G	PUD	295.0	2140.3	—	67.4	1,012.5	201.6	-242.4	-471.0
Subtotal 3.0 PUD				14,128.9	114,836.8	—	3,617.4	63,030.6	21,266.5	-4,393.6	-19,940.1
Subtotal Karr				14,128.9	114,836.8	—	3,617.4	63,030.6	21,266.5	-4,393.6	-19,940.1
Subtotal Reserves				23,317.5	265,844.4	—	8,223.1	41,486.1	-12,162.7	-46,241.8	-67,164.9

Total				23,317.5	265,844.4	—	8,223.1	41,486.1	-12,162.7	-46,241.8	-67,164.9

22-0155	2022-09-02 3:18:49 PM